UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.           )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Nuveen Churchill Private Capital Income Fund
375 Park Avenue, 9th Floor
New York, New York 10152
April 17, 2024
Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Nuveen Churchill Private Capital Income Fund (the “Fund”) to be held on May 28, 2024 at 1:30 p.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format setting only. You can participate in the Annual Meeting, vote and submit questions via live audio webcast by visiting www.virtualshareholdermeeting.com/PCAP2024 and entering your control number on your proxy card or voting instruction form.
Your vote is very important! Your immediate response will help avoid potential delays and may save the Fund significant additional expenses associated with soliciting shareholder votes.
The Notice of the Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:
(i)    to elect seven members of the Fund's board of trustees to serve until the 2025 annual meeting of shareholders and until their respective successors are duly elected and qualified;
(ii)    to approve an investment advisory agreement by and between the Fund and Churchill PCIF Advisor LLC (“PCIF Advisor”);

(iii)    to approve an investment sub-advisory agreement by and between PCIF Advisor and Churchill Asset Management LLC (“Churchill”);

(iv)    to approve an investment sub-advisory agreement by and among PCIF Advisor, Churchill and Nuveen Asset Management, LLC; and
(v)    to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The Board unanimously recommends that you vote FOR the proposals to be considered and voted on at the Annual Meeting.
The Fund has elected to provide access to its proxy materials to its shareholders over the Internet under the Securities and Exchange Commission’s (the “SEC”) “notice and access” rules. On or about April 17, 2024, the Fund intends to mail to its shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and annual report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”) and how to submit proxies over the Internet or by telephone. The Notice of Internet Availability
i

of Proxy Materials also contains instructions on how you may request from us, free of charge, hard copies of the proxy statement, the proxy card and the Annual Report. The Fund believes that providing its proxy materials over the Internet will expedite shareholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.
It is important that your shares of the Fund’s common shares of beneficial interest, par value $0.01 per share, be represented at the Annual Meeting. If you are unable to attend the Annual Meeting, I encourage you to vote your proxy on the Internet or by telephone by following the instructions provided on the Notice of Internet Availability of Proxy Materials. Your vote and participation in the governance of the Fund are very important.

Sincerely yours,
Kenneth Kencel
President and Chief Executive Officer

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
375 Park Avenue, 9th Floor
New York, New York 10152
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 28, 2024
To the Shareholders of Nuveen Churchill Private Capital Income Fund:
NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of Nuveen Churchill Private Capital Income Fund, a Delaware statutory trust (the “Fund”), will be held on May 28, 2024 at 1:30 p.m. Eastern Time (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format setting only, and will be conducted via live audio webcast. It is important to note that shareholders have the same rights and opportunities by participating in the virtual meeting as they would if attending an in-person meeting. You will be able to participate in the Annual Meeting, vote and submit your questions via live audio webcast by visiting www.virtualshareholdermeeting.com/PCAP2024. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying proxy statement under the heading “How do I attend and vote at the Annual Meeting.”
The Annual Meeting is being held for the following purposes:
1.to elect seven members of the Fund's board of trustees to serve until the 2025 annual meeting of shareholders and until their respective successors are duly elected and qualified;
2.to approve an investment advisory agreement by and between the Fund and Churchill PCIF Advisor LLC (“PCIF Advisor”);
3.to approve an investment sub-advisory agreement by and between PCIF Advisor and Churchill Asset Management LLC (“Churchill”);
4.to approve an investment sub-advisory agreement by and among PCIF Advisor, Churchill and Nuveen Asset Management, LLC; and
5.to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.
The Board has fixed the close of business on March 28, 2024 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof.
Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 28, 2024. The Fund’s proxy statement, the proxy card, and the Fund’s annual report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”) are available at www.proxyvote.com. This proxy statement and the Annual Report also can be found on our website at www.nuveen.com/pcap under the “SEC Filings” tab or the SEC’s EDGAR website at www.sec.gov.
Your vote is important regardless of the number of shares that you own. If you are unable to participate in the Annual Meeting, we encourage you to vote your proxy on the Internet or by telephone by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us, free of charge, hard copies of the proxy statement and proxy card for the Fund by following the instructions on the Notice of Internet Availability of Proxy Materials.
By Order of the Board of Trustees,
John McCally
Vice President and Secretary
April 17, 2024

This is an important meeting. To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or by telephone, or request, complete, sign, date and return a proxy card. Proxies may be revoked at any time before they are exercised by submitting a written notice of revocation or subsequently executed proxy, or by attending the Annual Meeting and voting virtually. Instructions on how to vote while participating at the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/PCAP2024.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
375 Park Avenue, 9th Floor
New York, New York 10152

ANNUAL MEETING OF SHAREHOLDERS
To Be Held On May 28, 2024
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
What is the date of the Annual Meeting and where will it be held?
The annual meeting (the “Annual Meeting”) of shareholders of Nuveen Churchill Private Capital Income Fund, which is sometimes referred to in this proxy statement as “we,” “us,” “our,” or the “Fund,” will be held in a virtual meeting format setting only on May 28, 2024. You will be able to participate in the Annual Meeting, vote and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/PCAP2024.
What will I be voting on at the Annual Meeting?
At the Annual Meeting, holders of each class of the Fund’s common shares of beneficial interest (each, a “Shareholder”) will be asked to vote on the following proposals:
1.to elect each of Kenneth Kencel, William Huffman, Michael Perry, Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith to the Fund's board of trustees (the “Board”) for a one-year term, expiring at the 2025 annual meeting of shareholders and until their respective successor is duly elected and qualified;
2.to approve an investment advisory agreement (the “New Advisory Agreement”) by and between the Fund and Churchill PCIF Advisor LLC (“PCIF Advisor”);
3.to approve an investment sub-advisory agreement (the “CAM Sub-Advisory Agreement”) by and between PCIF Advisor and Churchill Asset Management LLC (“Churchill”); and
4.to approve an investment sub-advisory agreement (the “New NAM Sub-Advisory Agreement”) by and among PCIF Advisor, Churchill and Nuveen Asset Management, LLC (“Nuveen Asset Management”).
What are the agreements that currently govern the investment advisory services provided to the Fund?
Churchill, the Fund’s current investment adviser, is responsible for the overall management of the Fund’s activities pursuant to an investment advisory agreement, dated March 31, 2022 (as amended on August 3, 2022, January 10, 2023, and August 3, 2023, the “Existing Advisory Agreement”). We pay Churchill a fee for its services under the Existing Advisory Agreement consisting of two components: a management fee and an incentive fee. In addition, Churchill has engaged its affiliate, Nuveen Asset Management, acting through its leveraged finance division, to manage certain of our Liquid Investments (as described below) pursuant to an Investment Sub-Advisory Agreement between Churchill and Nuveen Asset Management (the “Existing NAM Sub-Advisory Agreement”).
Why is the Fund asking Shareholders to approve the New Advisory Agreement, the CAM Sub-Advisory Agreement, and the New NAM Sub-Advisory Agreement? In addition, what will change if these agreements are approved by Shareholders?
In connection with an internal reorganization of Churchill with respect to advisory services being provided to the Fund, PCIF Advisor, a wholly owned subsidiary of Churchill, will serve as the Fund's investment adviser under the New Advisory Agreement, in place of Churchill, subject to the approval of Shareholders. If approved by Shareholders, PCIF Advisor will be responsible for the overall management of the Fund's activities under the New Advisory Agreement and will delegate substantially all of its daily portfolio management obligations as set forth under the New Advisory Agreement to Churchill pursuant to the CAM Sub-Advisory Agreement, subject to the approval of Shareholders. As a result of the foregoing, there will be no changes to the advisory services provided to the Fund (including no changes in the personnel providing the advisory services) or any changes to the advisory fees payable by the Fund.

In addition, in connection with the internal reorganization described above, the New NAM Sub-Advisory Agreement will replace the Existing NAM Sub-Advisory Agreement. If approved by Shareholders, the only changes to the New NAM Sub-Advisory Agreement relate to the internal reorganization, and are as follows: (i) adding PCIF Advisor as a party to the agreement to satisfy a technical requirement under the Investment Company Act of 1940, as amended (the “1940 Act”), that requires the Fund or the investment adviser to be in privity of contract with a sub-adviser; and (ii) changing the calculation of the compensation payable by PCIF Advisor to Nuveen Asset Management. The compensation payable by PCIF Advisor to Nuveen Asset Management under the New NAM Sub-Advisory Agreement is expected to decrease. Fees payable to Nuveen Asset Management will be borne entirely by PCIF Advisor, and will not be directly incurred by the Fund.

Is the approval of the CAM Sub-Advisory Agreement and the New NAM Sub-Advisory Agreement conditioned upon the approval of the New Advisory Agreement?
Yes. The Fund will only enter into the CAM Sub-Advisory Agreement and the New NAM Sub-Advisory Agreement if Shareholders also approve the New Advisory Agreement.

Who can vote at the Annual Meeting?
Only Shareholders of record as of the close of business on March 28, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.
How many votes do I have?
Shareholders are entitled to one vote for each share held as of the Record Date.

How do I attend and vote at the Annual Meeting?
The Fund will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/PCAP2024. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
Attending the Annual Meeting Virtually. The Fund will be hosting the Annual Meeting live via webcast. Any Shareholder can participate in the Annual Meeting live online at www.virtualshareholdermeeting.com/PCAP2024. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•Instructions on how to attend and participate via Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/PCAP2024.
•If you encounter any difficulties while accessing the virtual Annual Meeting during the check-in or Annual Meeting time, a technical assistance phone number will be made available on the virtual registration page 15 minutes prior to the start of the Annual Meeting.
•Webcast starts at 1:30 p.m., Eastern Time.
•You will need your control number located on your proxy card to enter the Annual Meeting.
•Shareholders may submit questions while attending the Annual Meeting via the Internet.
To attend and participate in the Annual Meeting, you will need the control number located on your Notice of Internet Availability of Proxy Materials. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Fund will have technicians ready to assist with any technical difficulties Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
Voting by Proxy through the Internet.   You may authorize a proxy through the Internet using the web address included in your Notice of Internet Availability of Proxy Materials. Authorizing a proxy through the internet requires you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the Internet link.
Voting by Proxy by Telephone.   You may authorize a proxy by telephone by using the telephone number included in your Notice of Internet Availability of Proxy Materials and following the instructions provided in your Notice of your Internet Availability of Proxy Materials. Authorizing a proxy by telephone requires you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call.
Voting by Proxy through the Mail. You may also request from us, free of charge, hard copies of the proxy statement and proxy card for the Fund by following the instructions on the Notice of Internet Availability of Proxy Materials. When voting by proxy and mailing your proxy card, you are required to:
•indicate your instructions on the proxy card;
•date and sign the proxy card;
•mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on May 27, 2024.
Does the Board recommend voting for Proposal 1, 2, 3 and 4?
Yes. The Board unanimously recommends that you vote “FOR” each of proposals.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on May 28, 2024 at 1:30 p.m., Eastern Time. The Annual Meeting will be held in a virtual meeting format setting only, and will be conducted via live audio webcast. Only holders of record of our common shares of beneficial interest (the “Common Shares”) as of the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, we had 337,853.236 Class S shares of beneficial interest, 361,639.603 Class D shares of beneficial interest, 18,648,042.898 Class I shares of beneficial interest outstanding and entitled to vote. This proxy statement (the “Proxy Statement”) is being provided to the Shareholders via the Internet on or about April 17, 2024. In addition, a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and annual report on Form 10-K for the fiscal year ended December 31, 2023 (the “Annual Report”) and how to submit proxies over the Internet or by telephone are being sent to our Shareholders of record on or about April 17, 2024. The Annual Report and this Proxy Statement both can be accessed online at www.virtualshareholdermeeting.com/PCAP2024 and www.proxyvote.com.
All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Fund (and not revoked) prior to the Annual Meeting, the Common Shares represented by the proxy will be voted FOR the election of seven members of the Board to serve until the 2025 annual meeting of shareholders and until their respective successors are duly elected and qualified, FOR the approval of the New Advisory Agreement, FOR the approval of the CAM Sub-Advisory Agreement, and FOR the approval of the New NAM Sub-Advisory Agreement. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.
Voting Rights
Holders of our Common Shares are entitled to one vote for each share held as of the Record Date.
The Annual Meeting is being held for the following purposes:
1.to elect seven members of the Board to serve until the 2025 annual meeting of shareholders and until their respective successors are duly elected and qualified;
2.to approve the New Advisory Agreement;
3.to approve the CAM Sub-Advisory Agreement;
4.to approve the New NAM Sub-Advisory Agreement; and
5.To transact such other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

Record Date
The Board has fixed the close of business on March 28, 2024 as the Record Date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were 19,347,535.737 Common Shares outstanding, comprised of 337,853.236 Class S shares of beneficial interest, 361,639.603 Class D shares of beneficial interest, and 18,648,042.898 Class I shares of beneficial interest.
Quorum Required
One third of the outstanding Common Shares (without regard to class) entitled to vote at the Annual Meeting must be present or represented by proxy at the Annual Meeting to have a quorum. If you have properly voted by proxy via Internet, telephone or mail, you will be considered part of the quorum. Abstentions will be treated as shares present for determining whether a quorum is established.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions
Proposal 1 – To elect seven members of the Board to serve until the 2025 annual meeting of shareholders and until their respective successors are duly elected and qualified.	Affirmative vote of a plurality of the votes cast at the Annual Meeting virtually or by proxy, meaning votes cast for such nominee’s election must exceed the votes withheld from such nominee’s election.	No	Abstentions will not be included in determining the number of votes cast and, as a result, do not affect the outcome.
Proposal 2 – To approve the New Advisory Agreement	Affirmative vote of “a majority of the outstanding voting securities” entitled to vote at the Annual Meeting. For this purpose, the 1940 Act defines “a majority of the outstanding voting securities” as (a) 67% or more of the Common Shares present or represented by proxy at the Annual Meeting if the holders of more than 50% of the outstanding Common Shares are present or represented by proxy, or (b) 50% of the outstanding Common Shares, whichever is less.	No	Abstentions will have the effect of a vote against the proposal.
Proposal 3 – To approve the CAM Sub-Advisory Agreement	Affirmative vote of “a majority of the outstanding voting securities” entitled to vote at the Annual Meeting. For this purpose, the 1940 Act defines “a majority of the outstanding voting securities” as (a) 67% or more of the Common Shares present or represented by proxy at the Annual Meeting if the holders of more than 50% of the outstanding Common Shares are present or represented by proxy, or (b) 50% of the outstanding Common Shares, whichever is less.	No	Abstentions will have the effect of a vote against the proposal.
Proposal 4 – To approve the New NAM Sub-Advisory Agreement	Affirmative vote of “a majority of the outstanding voting securities” entitled to vote at the Annual Meeting. For this purpose, the 1940 Act defines “a majority of the outstanding voting securities” as (a) 67% or more of the Common Shares present or represented by proxy at the Annual Meeting if the holders of more than 50% of the outstanding Common Shares are present or represented by proxy, or (b) 50% of the outstanding Common Shares, whichever is less.	No	Abstentions will have the effect of a vote against the proposal.

Voting
You may vote at the Annual Meeting by using the virtual control number contained in the Notice of Internet Availability of Proxy Materials or by proxy in accordance with the instructions provided below. You also may authorize a proxy through the Internet or by telephone using the web address or telephone number, as applicable, included in your Notice of Internet Availability of Proxy Materials. These options require you to input the control number located on your Notice of Internet Availability of Proxy Materials. After inputting the control number, you will be prompted to direct your proxy to vote on the proposal. You will have an opportunity to review your voting instructions and make any necessary changes before submitting your voting instructions and terminating the telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming your voting instructions prior to submission, will also receive an e-mail confirming your instructions upon request. When voting by proxy and mailing your proxy card, you are required to:
•indicate your instructions on the proxy card;
•date and sign the proxy card;
•mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•allow sufficient time for the proxy card to be received on or before 11:59 p.m., Eastern Time, on May 27, 2024.
If your Common Shares are held in street name, these proxy materials are being forwarded to you by your account holder, along with voting instructions. As the beneficial owner, you have the right to direct your account holder how to vote your Common Shares, and the account holder is required to vote your Common Shares in accordance with your instructions. Your broker cannot vote your Common Shares on your behalf without your instructions. A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding Common Shares on behalf of a beneficial owner votes on some matters on the proxy card, but not on other matters, because the broker has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority (or declines to exercise discretionary authority) to vote the Common Shares on such proposal. Brokers, banks and other nominees will not have discretionary authority to vote on Proposal 1, Proposal 2, Proposal 3, or Proposal 4. Therefore, the Fund will not have any broker non-votes at the Annual Meeting. In addition, as the beneficial owner of our Common Shares, you are entitled to participate in the Annual Meeting. If you are a beneficial owner, however, you may not vote your Common Shares at the Annual Meeting unless you obtain a legal proxy executed in your favor from the account holder of your Common Shares.
You may receive more than one proxy statement and proxy card or voting instructions form if your Common Shares are held through more than one account (e.g., through different account holders). Each proxy card or voting instructions form only covers those Common Shares held in the applicable account. If you hold Common Shares in more than one account, you must provide voting instructions as to all your accounts to vote all your Common Shares.

Important notice regarding the availability of proxy materials for the Annual Meeting. This Proxy Statement, the proxy card, and the Annual Report are available at www.virtualshareholdermeeting.com/PCAP2024 and www.proxyvote.com. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.
If you plan to attend the Annual Meeting and vote your Common Shares virtually, you will need your control number located on Notice of Internet Availability of Proxy Materials in order to be admitted to the Annual Meeting.
Quorum and Adjournment
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of one third of the Common Shares outstanding on the Record Date, without regard to class, will constitute a quorum.
If a quorum is not present at the Annual Meeting, the Chairman will have the authority to adjourn the Annual Meeting to a date not more than 120 days after the original record date, without notice and without the vote or approval of the Shareholders, until a quorum is present.
Proxies for the Annual Meeting
The named proxies for the Annual Meeting are Kenneth Kencel, Shai Vichness, and John McCally (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.
Expenses of Soliciting Proxies
The Fund will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the Internet and the cost of mailing the Notice of Internet Availability of Proxy Materials and any requested proxy materials to the Shareholders. The Fund has engaged Broadridge Financial Solutions, Inc., an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The cost of Broadridge’s services with respect to the solicitation of proxies for the Annual Meeting is estimated to be approximately $13,000.00, plus reasonable out-of-pocket expenses.
Revocability of Proxies
A Shareholder may revoke any proxy that is not irrevocable by attending the Annual Meeting and voting virtually or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Fund. Shareholders have no appraisal or dissenters’ rights in connection with the proposal described herein.

Contact Information for Proxy Solicitation
You can contact us by mail sent to the attention of the Vice President and Secretary of the Fund, John McCally, at our principal executive offices located at 375 Park Avenue, 9th Floor, New York, New York 10152. You can call us by dialing (212) 478-9200. You can access our proxy materials online at www.virtualshareholdermeeting.com/PCAP2024 and www.proxyvote.com.
Notice of Internet Availability of Proxy Materials

In accordance with regulations promulgated by the SEC, the Fund has made this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the Annual Report available to Shareholders on the Internet. Shareholders may (i) access and review the Fund’s proxy materials, (ii) authorize their proxies, as described in “Voting” above and/or (iii) elect to receive future proxy materials by electronic delivery via the Internet address provided below.

This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available at www.virtualshareholdermeeting.com/PCAP2024 and www.proxyvote.com.
Electronic Delivery of Proxy Materials
Pursuant to the rules adopted by the SEC, the Fund furnishes proxy materials by email to those Shareholders who have elected to receive their proxy materials electronically. While the Fund encourages Shareholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, Shareholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of Common Shares held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of this Proxy Statement and the Annual Report.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth certain information with respect to the beneficial ownership of our Common Shares, according to information furnished to us by such persons or publicly available filings, as of the Record Date by: (1) each trustee nominee of the Fund; (2) the Fund’s executive officers; (3) the executive officers and trustees as a group; and (4) each person known to us to beneficially own 5% or more of our outstanding Common Shares. Ownership information for those persons who beneficially own 5% or more of the outstanding Shares is based upon filings by such persons with the SEC and other information obtained from such persons. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The percentage ownership is based on 19,347,535.737 Common Shares outstanding as of the Record Date. The number of Common Shares held by beneficial owners of 5% or more of our outstanding Common Shares is as of the date of the applicable SEC filing made by those owners (unless otherwise noted). To our knowledge, except as indicated in the footnotes to the table, each of the Shareholders listed below has sole voting and/or investment power with respect to our Common Shares beneficially owned by such Shareholder.

	Amount and Nature of Beneficial Ownership			Percentage of Class Outstanding
Name and Address	Class S	Class D	Class I
5% Owners
Teachers Insurance and Annuity Association of America (1)	—	—	10,540,040	54.5%
Interested Trustees
Kenneth Kencel	—	—	—	—
William Huffman	—	—	—	—
Michael Perry	—	—	—	—
Independent Trustees
Stephen Potter (2)	—	—	10,915	*
James Ritchie (3)	—	—	21,627	*
Dee Dee Sklar (4)	—	—	2,020	*
Sarah Smith	—	—	—	—
Executive Officers
Shai Vichness	—	—	—	—
Charmagne Kukulka	—	—	—	—
John McCally	—	—	—	—
Marissa Short	—	—	—	—
All officers and trustees as a group (11 persons) (5)	—	—	34,562	*

________________________
*    Less than 1%
(1)    The address of Teachers Insurance and Annuity Association of America (“TIAA”) is 730 Third Avenue, New York, NY 10017. In connection with our formation, on March 30, 2022, the Fund issued and sold 40 Class I shares to TIAA, for an aggregate purchase price of $1,000. In addition, on March 31, 2022, prior to the Fund’s election to be regulated as a business development company (“BDC”) under the 1940 Act, TIAA contributed certain portfolio investments to the Fund and NCPIF SPV I LLC in the amount of $296,231,000 (fair value as of March 31, 2022). In connection therewith, the Fund issued to TIAA 10,540,000 shares of the Class I shares at $25.00. Class I shares owned by TIAA are subject to additional restrictions. TIAA may submit its Class I shares for repurchase beginning on March 31, 2027. The total amount of repurchases of TIAA shares eligible for redemption will be limited to no more than 1.67% of the Fund’s aggregate net asset value (“NAV”) per calendar quarter; provided that, if in any quarter the total amount of aggregate repurchase requests of all classes of beneficial interest does not exceed the overall share repurchase plan limits of 5% of the aggregate NAV per calendar quarter, the above redemption limits on the TIAA shares will not apply to that quarter and TIAA will be entitled to redeem up to the overall share repurchase plan limits.
(2)    Mr. Potter holds all of his Class I shares indirectly through a trust.

(3)    Mr. Ritchie holds 10,813.924 Class I shares directly. Mr. Ritchie may also be deemed to beneficially own 10,813.924 Class I shares indirectly by virtue of his wife's ownership of such shares.

(4)    Ms. Sklar holds all of her Class I shares indirectly through a joint account, pursuant to which she has shared voting and dispositive power.
(5)    The address for each of the trustees and executive officers of the Fund is c/o Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152.

PROPOSAL 1: ELECTION OF TRUSTEE NOMINEES
The Board currently consists of seven trustees: Kenneth Kencel, William Huffman, Michael Perry, Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith. At the Annual Meeting, Shareholders are being asked to consider the election of each of Kenneth Kencel, William Huffman, Michael Perry, Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith. Each of Kenneth Kencel, William Huffman, Michael Perry, Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith has been nominated for election by the Board to serve a one-year term until the 2025 annual meeting of shareholders and until their respective successor is duly elected and qualified. Each trustee nominee has agreed to serve as a trustee if re-elected at the Annual Meeting and has consented to being named as a nominee in this Proxy Statement.
A Shareholder can vote “for,” “withhold authority” or abstain from voting his, her or its vote from the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the trustee nominees named below in accordance with the recommendation of the Board. If any of the trustee nominees should decline or be unable to serve as a trustee, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Corporate Governance Committee (the “Nominating Committee”). The Board has no reason to believe that any of the persons named as trustee nominees will be unable or unwilling to serve.
Required Vote
Each trustee nominee will be elected to the Board if the votes cast for such nominee's election exceed the votes withheld from such nominee’s election. If a Shareholder votes to “withhold authority” with respect to a nominee, the shares will not be voted with respect to the person indicated. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1. There will be no cumulative voting with respect to Proposal 1.
Information about the Trustee Nominees and Trustees
Set forth below is information regarding Messrs. Kencel, Huffman, Perry, Potter and Ritchie and Mses. Sklar and Smith, who are being nominated for election as trustees of the Fund by the Shareholders at the Annual Meeting. Messrs. Kencel, Huffman, Perry, Potter and Ritchie and Mses. Sklar and Smith are not being proposed for election pursuant to any agreement or understanding between any of Messrs. Kencel, Huffman, Perry, Potter and Ritchie and Mses. Sklar and Smith, on the one hand, and the Fund or any other person or entity, on the other hand.
The information below includes specific information about each trustee’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individual is qualified to serve on the Board, in light of the Fund’s business and structure. There were no legal proceedings of the type described in Item 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our trustee nominees or officers, and none are currently pending.
Mr. Kencel is an “interested person” (as defined in the 1940 Act) of the Fund due to his position as the Chief Executive Officer and President of the Fund and Chief Executive Officer and President of Churchill. Mr.

Huffman is an “interested person” (as defined in the 1940 Act) of the Fund due to his position President of Nuveen Equities and Fixed Income at Nuveen, LLC (“Nuveen”), the parent company of Churchill, and the President of Nuveen Asset Management. Mr. Perry is an “interested person” (as defined in the 1940 Act) of the Fund due to his position as Executive Vice President and Head of U.S. Advisory Services for Nuveen. The Board has determined that each of Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith is not an “interested person” (as defined in the 1940 Act) of the Fund.

Name, Address and Age(1)	Position(s) held within the Fund	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Trustee or Nominee for Trustee (2)	Other Directorships Held by Trustee or Nominee for Trustee
Interested Trustees
Kenneth Kencel, 65	Chief Executive Officer, President, Trustee and Chairman	Chief Executive Officer and President of Churchill, the Fund, NC SLF Inc. and Nuveen Churchill Direct Lending Corp.	Trustee since 2022, Term expires in 2024	3	Canisius High School NC SLF Inc. Nuveen Churchill Direct Lending Corp.
William Huffman, 54	Trustee	President of Nuveen Equities and Fixed Income, and President of Nuveen Asset Management, LLC	Trustee since 2022, Term expires in 2024	1	Boys and Girls Club of Chicago Rush Medical Center Arthritis and Orthopedics Leadership Committee
Michael Perry, 57	Trustee	Executive Vice President and Head of U.S. Advisory Services for Nuveen	Trustee since 2023, Term expires in 2024	2	Youth, Inc. Nuveen Churchill Direct Lending Corp.
Independent Trustees

Stephen Potter, 67	Trustee	President of Northern Trust Asset Management	Trustee since 2022, Term expires in 2024	2
Miami Corporation

Rush University Medical Center

Duke University Trinity College

British American Business Council

Solti Foundation

American School in London US Foundation

Japan America Society of Chicago

Rush System for Health

Walter Scott & Partners

Nuveen Churchill Direct Lending Corp.

James Ritchie, 69	Trustee	Director	Trustee since 2022, Term expires in 2024	3	Kinsale Capital Group, Inc. NC SLF Inc. Nuveen Churchill Direct Lending Corp.
Dee Dee Sklar, 73	Trustee	Vice Chair of and Head of Subscription Finance at Wells Fargo	Trustee since 2022, Term expires in 2024	1	Papaya Growth Opportunity Corp 1 Kernel Group Holdings, Inc. Tealbook
Sarah Smith, 65	Trustee	Chief Compliance Officer of Goldman Sachs	Trustee since 2022, Term expires in 2024	1	Klarna Bank A.B. Via Transportation 98point6 Financial Accounting Foundation Governmental Accounting Standards Board

_______________________
(1)The address for each trustee is c/o Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152.

(2)The term “Fund Complex” refers to (a) the Fund, (b) Nuveen Churchill Direct Lending Corp., a BDC whose investment adviser is affiliated with Churchill, and whose sub-adviser is the current investment adviser to the Fund, and (c) NC SLF Inc., a closed-end fund registered under the 1940 Act whose investment adviser is the current investment adviser to the Fund.
Kenneth Kencel, Chief Executive Officer, President & Chairman
Kenneth Kencel has served as Chief Executive Officer, President and Chairman of the Board of the Fund since March 2022 and has served as President and Chief Executive Officer of Churchill since 2015. Mr. Kencel has served as the Chief Executive Officer, President and Chairman of the Board of Nuveen Churchill Direct Lending Corp., a BDC, since December 2019, and NC SLF Inc., a closed-end fund registered under the 1940 Act, since March 2021. Throughout his over 35-year career in the investment industry, Mr. Kencel has accrued a broad range of experience in leading private credit investment businesses. Previously, Mr. Kencel served as a Managing Director of The Carlyle Group, and from May 2014 to April 2015, he also served as President and a Director of TCG BDC, Inc. (Carlyle’s publicly traded business development company). Previously, he founded and was President and CEO of Churchill Financial Group; and served as Head of Leveraged Finance for Royal Bank of Canada as well as Head of Indosuez Capital—a leading middle market merchant banking and asset management business in partnership with Credit Agricole Group. Mr. Kencel also helped to found the high yield finance business at Chase Securities (now JP Morgan Chase). He began his career in the Mergers & Acquisitions Group at Drexel Burnham Lambert.
Mr. Kencel serves on the Pension Investment Advisory Committee for the Archdiocese of New York, the Board of Trustees and Chairman of the Investment Committee of Canisius High School and the Advisory Board of Teach for America (Connecticut). Mr. Kencel is a guest lecturer at Boston University Questrom School of Business and a former member of the Board of Advisors and Adjunct Professor at the McDonough School of Business at Georgetown University. He earned his B.S. in Business Administration, magna cum laude, from Georgetown University and his J.D. from Northwestern University Pritzker School of Law.
We believe Mr. Kencel’s numerous management positions, as well as his depth of experience with corporate finance and middle market investments, give the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with Churchill provides an important skillset and knowledge base to the Board.
William Huffman
William Huffman has served as a trustee of the Fund since March 2022. Mr. Huffman leads the Nuveen Equities and Fixed Income (NEFI) group, managing a global investment business in equities, taxable fixed income, munis, multi-asset, private capital and green lending for the firm’s clients, while providing them with diverse capabilities and solutions. Mr. Huffman is also the President of Nuveen Asset Management, responsible for leading all of the firm’s business and investment management activities, totaling more than $1 trillion in assets under management. In addition, Mr. Huffman serves as an executive sponsor of the Nuveen Culture and Inclusion Council, which incorporates ID&E best practices across the firm to build an inclusive and engaging culture for all associates, as well as the Achieve Business Resource Group which helps women at the firm achieve success both personally and professionally while driving results for the business.

Mr. Huffman joined Nuveen in 2008 after 17 years at Northern Trust where he was President and Chief Executive Officer of Northern Trust Global Advisors, Inc., serving institutional and wealth clients in traditional asset classes and alternatives including hedge funds and private equity. Concurrently, Mr. Huffman served as Chief Executive Officer of Northern Trust Global Investments Limited located in London, responsible for the firm’s entire international asset management business. Prior to these roles, Mr. Huffman served as the director of quantitative product management for Northern Trust and began his career with the firm as the leader of the internal audit group responsible for treasury, investment management and finance functions.
Mr. Huffman graduated with a B.S. in Accounting from Indiana University and an M.B.A. in Finance from the University of Chicago. Mr. Huffman has also passed the Certified Public Accountant exam. Mr. Huffman serves his community as Vice Chairman of the Board of Directors for the Boys and Girls Clubs of Chicago, and as a member of the Board of Trustees for Rush University Medical Center in Chicago.
Michael Perry
Michael Perry has served as a trustee of the Fund since March 2023. Mr. Perry is an Executive Vice President and the Head of the Global Client Group for Nuveen, which is responsible for deploying Nuveen’s insights, capabilities and solutions to best serve Wealth and Institutional clients. Mr. Perry also has served as a director of Nuveen Churchill Direct Lending Corp., also managed by Churchill, since December 2019. He is a member of Nuveen’s Executive Leadership Team, providing expertise across Nuveen’s asset management business with a focus on growing revenue through new business opportunities and expanded relationships with current clients. Mr. Perry also has served as a director on the board of directors of Nuveen Japan Co. Ltd. since November 2023. Previously, he led Nuveen’s U.S. and Global distribution teams, and was head of Global Product where he helped build and grow the firm’s closed-end fund and alternative investment businesses. Before joining Nuveen in 2015, he spent five years at UBS Wealth Management, where he was a member of the Executive Committee responsible for investment advisory programs and manager research, planning, funds, alternative investments, insurance and the UBS Trust Company. Prior to that, he spent 15 years at Merrill Lynch as a senior executive leading a number of capital market and investment advisory businesses focused on the wealth management channel. Mr. Perry graduated with a B.S. in Industrial and Operations Engineering from the University of Michigan and an M.B.A. from the New York University Stern School of Business. He is a board member for Youth, Inc., a non-profit that empowers organizations serving New York City youth.
Mr. Perry is a valuable member of the Board because of his extensive experience with alternative investments and retail, high net worth and institutional client channels. We believe Mr. Perry’s depth of experience in corporate finance, capital markets and financial services gives the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with Nuveen provides an important skillset and knowledge base to the Board.
Stephen Potter
Stephen Potter has served as a trustee of the Fund since March 2022 and a director of Nuveen Churchill Direct Lending Corp. since December 2019. From 2008 to 2017, prior to his retirement, Mr. Potter served as President of Northern Trust Asset Management (NTAM), a large global asset management firm, and as CEO of

Northern Trust Investments, a registered investment adviser. From 2001-2008, Mr. Potter served as CEO of Northern Trust Global Services, Ltd. and led all of Northern Trust’s business activities outside the United States. In his various leadership roles at Northern Trust Corporation, Mr. Potter actively engaged with the board of directors and regulators focused on business strategy, risk management and long term talent development. Mr. Potter currently serves on the boards of Miami Corporation, Rush University Medical Center, Duke University Trinity College, the British American Business Council, the Solti Foundation, the American School in London US Foundation, Japan America Society of Chicago, Rush System for Health, Walter Scott & Partners in Edinburgh and the Social & Economic Advisory Board of the RAND Corporation in Santa Monica, CA. Mr. Potter is currently Chairman of the Japan America Society of Chicago. Mr. Potter holds an A.B. in Economics and History from Duke University and an M.B.A. in Finance and Marketing from Northwestern University.
We believe Mr. Potter’s management positions and experiences with business strategy and risk management provide the Board with valuable skills and insight.
James J. Ritchie
James J. Ritchie has served as a trustee of the Fund since March 2022, a director of Nuveen Churchill Direct Lending Corp. since December 2019, and a director of NC SLF Inc. since March 2021. He also serves on the board of Kinsale Capital Group, Inc., a Richmond-based specialty insurance company. At various times from 2007 to 2018, he served as chairman of the boards of Brightsphere Investment Group plc, a global asset management firm, F&G Life Insurance Company, a life & annuity insurance company and Quanta Capital Holdings, Ltd., a property and casualty insurance holding company. Prior to serving as chairman of the boards of these firms, he chaired their respective audit committees as well as those of KMG America Corporation, a life and health insurance company, Ceres Group, Inc., a health insurance company, Lloyds Syndicate 4000 and Old Mutual Bermuda, a Bermuda-based financial services company. From 2001 to 2003, he served as CFO of White Mountains Insurance Group, Ltd., a Bermuda-based insurance holding company. Prior thereto, he held senior management positions in Cigna Corporation and Price Waterhouse (now PricewaterhouseCoopers). He is a member of the National Association of Corporate Directors and the American Institute of Certified Public Accountants. Mr. Ritchie received an MBA from the Rutgers Graduate School of Business Administration and an AB economics degree with honors from Rutgers College.
We believe Mr. Ritchie’s broad experiences in the financial services and accounting sectors provide him with skills and valuable insight in handling complex financial transactions and accounting issues, all of which make him well qualified to serve on the Board.
Dee Dee Sklar
Dee Dee Sklar has served as a trustee of the Fund since March 2022. Ms. Sklar is a seasoned banking executive with over 40 years of experience in the financial services industry. Ms. Sklar’s diverse and global leadership experience spans across all functions and segments of the industry and has allowed her to build an extensive network that includes C-suite and Board members across leading private equity and alternative investment management firms, banks, institutional investors and insurance companies. Most recently, Ms.Sklar served as Vice Chair and Head of Subscription Finance at Wells Fargo (NYSE: WFC) from 2012 to December 2019, where she helped build the bank into a leading global provider of subscription financing. During her time at Wells Fargo, Ms. Sklar also held various corporate governance and leadership positions including Co-Head of the New York Women’s Network. Ms. Sklar is the Founder and current Co-Global Chair of Women in Fund Finance and continues to hold support roles with the Fund Finance Association. She is a Business Advisory Board member of Tealbook, a Canadian headquartered global leader in AI supply chain technology and a member of the Advisory Group for The Artemis Fund’s platform which invests in women founded/cofounded fintech and technology early-stage companies. Previously, Ms. Sklar served as a Supervisory Board Member of 17Capital UK a credit private equity sponsor, an independent director of Papaya Growth Opportunity Corp 1, (Nasdaq: PPYAW), and Kernel Group Holdings, Inc. (Nasdaq: KRNL), both of which she headed the Audit Committee. Prior to her time at Wells Fargo, Ms. Sklar worked at WestLB AG, a European global bank from 2000 to 2012, serving as the Head of Financial Institutions Americas and Global Head of Fund Finance from 2004 to 2012. Ms. Sklar led the negotiations of WestLB’s sale of its global funds business to Wells Fargo. During her eight years at WestLB, Ms. Sklar oversaw the firm’s fund finance business across the U.S. Europe, Asia and Latin America and led the origination of over $70 billion of fund financing for global private equity funds. Prior to joining WestLB, Ms. Sklar was a senior securitization banker at Rothschild Inc. from 1994 to 2000. Ms. Sklar earned a B.S. from the University of Tennessee.
We believe Ms. Sklar’s broad experiences in the fund finance and investment management sectors make her well qualified to serve on the Board.
Sarah Smith
Sarah Smith has served as a trustee of the Fund since March 2022. Ms. Smith was a former member of the Management Committee of Goldman Sachs. In that capacity, Ms. Smith served as the Controller and Chief Accounting Officer of the firm, including during the IPO, and subsequently as the Chief Compliance Officer. Ms. Smith also served on several governing committees, including the Firmwide Risk Committee, the Commitments Committee and the Firmwide Investment Committee. Ms. Smith retired in December 2021. Ms. Smith joined Goldman Sachs in 1996 and was named Managing Director in 1998 and Partner in 2002. Prior to joining Goldman Sachs, Ms. Smith worked in the National and Audit practices of KPMG in both London and New York and held several finance positions at Bristol-Myers Squibb. Ms. Smith is a member of the Board of Trustees of the Financial Accounting Foundation, the parent organization of the Financial Accounting Standards Board (FASB) and the Governmental Accounting Standards Board (GASB) since September 2020, and she previously served on the US Treasury Department’s Commission on the Auditing Industry. Ms. Smith attended City of London (Dip. Acc), and is a Fellow of the Institute of Chartered Accountants in England and Wales. Ms. Smith is a Board member and Chair of Audit and Risk Committee for three private companies - Klarna Bank A.B. (since January 2021), Via Transportation (since June 2021) and 98point6 (since March 2021).
We believe Ms. Smith’s experience with financial institutions and accounting matters will provide valuable insight and make her well qualified to serve on the Board.

Dollar Range of Equity Securities Beneficially Owned by Trustees
The table below shows the dollar range of equity securities of the Fund and the aggregate dollar range of equity securities of the Fund that were beneficially owned by each trustee as of the Record Date stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000.

Name	Dollar Range of Equity Securities Beneficially Owned(1)
Interested Trustees
Kenneth Kencel	None
William Huffman	None
Michael Perry	None
Independent Trustees
Stephen Potter	Over $100,000
James Ritchie	Over $100,000
Dee Dee Sklar	$10,001 - $50,000
Sarah Smith	None
________________________
(1)    Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Information about Executive Officers Who Are Not Trustees
The following sets forth certain information regarding the executive officers of the Fund who are not trustees of the Fund.

Name	Age	Position	Officer Since
Shai Vichness	41	Chief Financial Officer and Treasurer	2022
Charmagne Kukulka	34	Chief Compliance Officer	2024
John McCally	44	Vice President and Secretary	2022
Marissa Short	40	Controller	2022
The address for each of the Fund’s executive officers is c/o Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152.

Shai Vichness, Chief Financial Officer and Treasurer
Shai Vichness serves as Chief Financial Officer and Treasurer of the Fund, Nuveen Churchill Direct Lending Corp. and NC SLF Inc., and as a Senior Managing Director and Chief Financial Officer of Churchill. Previously, as Managing Director and Head of Senior Leveraged Lending for Nuveen, Mr. Vichness was responsible for initiating Nuveen’s investment program in middle market senior loans and was directly involved in the launch of Churchill as an affiliate in 2015. Since the launch of Churchill, Mr. Vichness has been a member of Churchill’s Investment Committee and has been actively engaged in the management of the firm, including the development of its infrastructure and operations. Mr. Vichness joined Nuveen in 2005 and has spent his entire career in the private debt markets, with a significant amount of time spent in the firm’s workout and restructuring department. Mr. Vichness holds a B.B.A. from Baruch College, CUNY and is a CFA charterholder.
Charmagne Kukulka, Chief Compliance Officer

Charmagne Kukulka serves as the Chief Compliance Officer of the Fund, NC SLF Inc. and Nuveen Churchill Direct Lending Corp. Ms. Kukulka has been a Principal and Deputy Chief Compliance Officer at Churchill since May 2023, and was appointed as the Chief Compliance Officer of Churchill, the Fund, NC SLF Inc. and Nuveen Churchill Direct Lending Corp. in March 2024. Ms. Kukulka is responsible for managing Churchill’s compliance program and provides compliance support in connection with regulatory matters affecting the business. Prior to joining Churchill, Ms. Kukulka was the Chief Compliance Officer at 13D Management LLC, specializing in investment adviser and 1940 Act rules and regulations from January 2022 to May 2023. She began her compliance career at Blackstone Inc., where she held various roles within the legal and compliance teams administering the compliance program for Blackstone’s registered funds platform from August 2013 to January 2022. Ms. Kukulka received her B.A. in Business and Corporate Communications from Arizona State University’s W.P. Carey School of Business.
John McCally, Vice President and Secretary
John McCally is a Vice President and the Secretary of the Fund, Nuveen Churchill Direct Lending Corp. and NC SLF Inc., and serves as the General Counsel for Churchill after establishing Churchill with the Churchill Financial Founders in 2015. Mr. McCally has served in the TIAA and Nuveen legal departments since 2010, including as the head of legal for Nuveen Leveraged Finance. Mr. McCally also provides legal support for various investment and asset management teams within the Nuveen and TIAA businesses, including those engaged in public and private fixed income, derivatives and structured products. Prior to joining the organization in 2010, Mr. McCally was an associate with Cadwalader, Wickersham & Taft LLP, specializing in derivatives, structured products and investment management, based in its Washington, DC office. Mr. McCally received a B.A. from Duke University and a juris doctor from The George Washington University Law School.

Marissa Short, Controller
Marissa Short joined Churchill in 2018 and currently serves as Controller of the Fund, Nuveen Churchill Direct Lending Corp. and NC SLF Inc., and as Managing Director, Funds Controller of Churchill. Previously, she was a senior manager in the Wealth and Asset Management Practice at Ernst & Young LLP, responsible for the planning, implementation, and completion of financial statement audits for top tier SEC and non-SEC clients. Ms. Short received her B.S. in Accounting and Business Administration from Lehigh University and is a Certified Public Accountant in the State of New York.
Required Vote
A nominee for trustee will be elected to the Board if the votes cast for such nominee’s election exceed the votes withheld from such nominee’s election. If you vote “withhold authority” with respect to a nominee, your Common Shares will not be voted with respect to the person indicated. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE TRUSTEE NOMINEES.

CORPORATE GOVERNANCE
The Board

Board Composition
The Board consists of seven members, four of whom are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, Churchill, Nuveen Asset Management or any of their respective affiliates (the “Independent Trustees”). Each trustee holds office for a one-year term and will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualified. Each of Messrs. Kencel, Huffman, Perry, Potter and Ritchie and Mses. Sklar and Smith is currently holding office with terms expiring at the Annual Meeting, and each has been nominated to continue to serve as a trustee of the Fund for a one-year term expiring at the 2025 annual meeting of shareholders
Independent Trustees
Pursuant to the Fund’s Fifth Amended and Restated Declaration of Trust, a majority of the Board will consist of Independent Trustees. On an annual basis, each member of the Board is required to complete a questionnaire eliciting information to assist the Board in determining whether the Independent Trustees continue to be independent under the Exchange Act and the 1940 Act. The Board limits membership on the Audit Committee, the Nominating Committee and the Special Transactions Committee to Independent Trustees.
Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each trustee, or any of his or her family members, and the Fund, Churchill, Nuveen Asset Management or of any of their respective affiliates, the Board has determined that Messrs. Potter and Ritchie and Mses. Sklar and Smith qualify as Independent Trustees. Each trustee who serves on the Audit Committee is an independent trustee for purposes of Rule 10A-3 under the Exchange Act.
Interested Trustees
Mr. Kencel is considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because he is an officer of Churchill. Each of Messrs. Huffman and Perry is considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because he is an officer of Nuveen Asset Management and Nuveen, respectively.
Meetings and Attendance
The Board met six times during the fiscal year ended December 31, 2023 and took action on various occasions by unanimous written consent. Each of the incumbent trustees (except for Messrs. Kencel and Huffman) attended at least 75% of the aggregate of the Board meetings and meetings of the committee(s) on which he or she served during the last fiscal year (held during the periods that he or she served).

Board Attendance at the Annual Meeting
The Fund’s practice is to encourage its trustees to attend each annual meeting of shareholders; however, such attendance is not required at this time. A majority of the trustees attended the 2023 annual meeting of shareholders.
Board Leadership Structure
The Board monitors and performs an oversight role with respect to the business and affairs of the Fund, compliance with regulatory requirements and the services, expenses and performance of its service providers. Among other things, the Board approves the appointment of, and reviews and monitors the services and activities performed by, our investment adviser, our sub-adviser, our administrator, Churchill BDC Administration LLC (the “Administrator”) and our officers, and approves the engagement, and reviews the performance of, the Fund’s independent registered public accounting firm.
Under the bylaws, the Board may designate a chair to preside over the meetings of the Board and meetings of the Shareholders and to perform such other duties as may be assigned to the chairman by the Board. The Fund does not have a fixed policy as to whether the chairman of the Board should be an Independent Trustee and believes that the flexibility to select its chairman and reorganize its leadership structure, from time to time, based on the criteria that is in the best interests of the Fund and the Shareholders, is appropriate at this time.
Kenneth Kencel currently serves as the chairman of our Board. Mr. Kencel is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because he is an officer of the Fund and Churchill. We believe that Mr. Kencel’s history as a co-founder of Churchill, familiarity with our investment objective and investment strategies, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board. We believe that, at present, we are best served through this leadership structure, as Mr. Kencel’s relationship with Churchill provides an effective bridge and encourages an open dialogue between our management and our Board, ensuring that all groups act with a common purpose. We are aware of the potential conflicts that may arise when a non-Independent Trustee is chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Trustees in executive session without the presence of the interested trustees; the establishment of the Audit Committee, the Nominating Committee and the Special Transactions Committee, which are comprised solely of Independent Trustees; and the appointment of a Chief Compliance Officer, with whom the Independent Trustees meet regularly without the presence of the interested trustees and other members of management, and who is responsible for administering our compliance policies and procedures. The Board also believes that its leadership structure is appropriate in light of the Fund’s characteristics and circumstances because the structure allocates areas of responsibility among the individual trustees and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the investment advisers and the Board. We recognize that different board leadership structures are appropriate for companies in different situations. We intend to continue to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

The Board currently does not have a designated lead Independent Trustee. However, Mr. Ritchie, an Independent Trustee and chairman of the Audit Committee, acts as a liaison between the Independent Trustees and the Fund's management and the investment advisers between meetings of the Board.
The Board’s Role in Risk Oversight and Compliance
The Board performs its risk oversight function primarily through (a) the Audit Committee, the Nominating Committee and the Special Transactions Committee (collectively, the “Committees”), which report to the entire Board and are comprised solely of Independent Trustees, and (b) reports received from the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.
As described below in more detail under the “Audit Committee,” “Nominating and Corporate Governance Committee” and “Special Transactions Committee” subsections below, the Committees assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Fund’s accounting and financial reporting processes, the Fund’s systems of internal controls regarding finance and accounting and audits of the Fund’s financial statements and discussing with management the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies. The Nominating Committee’s risk oversight responsibilities include nominating trustees for election by the Shareholders in the event of trustee vacancies, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and the Committees. The Special Transactions Committee’s risk oversight responsibilities include reviewing and making certain findings in respect of co-investment transactions and monitoring compliance with the conditions of the Order (as defined below), as well as certain other matters pertaining to potential or actual conflicts of interest.
The Board also performs its risk oversight responsibilities with the assistance of the Fund’s Chief Compliance Officer. The Chief Compliance Officer prepares a written report quarterly discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. The Chief Compliance Officer’s report, which the Board reviews quarterly, addresses at a minimum: (a) the operation of the Fund’s compliance policies and procedures and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Trustees periodically, but in no event less than once each year.
The Fund believes the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, the Fund must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Fund’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after the Fund incurs such indebtedness. In addition, the Fund has elected, and intends to qualify annually, to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal

Revenue Code of 1986, as amended. As a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements.
The Board believes its existing role in risk oversight is appropriate. However, the Board re-examines the manner in which it administers its oversight function on an ongoing basis to ensure that it continues to meet the Fund’s needs.
Communications with Trustees
Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual trustees or any group or committee of trustees, correspondence should be addressed to the Board or any such individual trustees or group or committee of trustees by either name or title. All such correspondence should be sent Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Chief Compliance Officer.
Committees of the Board
The Board has an Audit Committee, a Nominating Committee and a Special Transactions Committee, and may form additional committees in the future. A brief description of each committee is included in this Proxy Statement, and the charters of the Audit Committee and the Nominating Committee can be accessed on the Fund’s website at www.nuveen.com/pcap.
Audit Committee
The Audit Committee held eight formal meetings and took actions by unanimous written consent during the fiscal year ended December 31, 2023.
The Audit Committee is composed of Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith, each of whom is an Independent Trustee. Mr. Ritchie serves as chair of the Audit Committee. The Board has determined that each of James Ritchie and Sarah Smith qualify as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Our Audit Committee members also meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act.
The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee (a) assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s independence, qualifications and performance and our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm; (b) reviews and approves the Audit Committee report, as required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and policies and internal controls over financial reporting; (d) in conjunction with the Board, oversees the valuation process of Churchill, as the Board's valuation designee, in determining the fair value of portfolio securities for which current market values are not readily available in accordance with the Fund's valuation policy and Rule 2a-5 under the 1940 Act; (e) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (f) reviews reports regarding compliance with the Fund’s Code of Business Conduct and Ethics; (g) pre-approves all audit and non-audit services provided to us by such independent registered public accounting firm; and (h) acts as a liaison between our independent registered public accounting firm and the Board.

Nominating and Corporate Governance Committee
The Nominating Committee held one formal meeting and took action by unanimous written consent during the fiscal year ended December 31, 2023.
The Nominating Committee is comprised of Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith, each of whom is an Independent Trustee. Sarah Smith serves as chair of the Nominating Committee.
The Nominating Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Nominating Committee. The Nominating Committee recommends to the Board persons to be nominated by the Board for election on an annual basis and in the event any vacancy on the Board may arise. The Nominating Committee will consider for nomination to the Board candidates submitted by our Shareholders or from other sources it deems appropriate. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended trustee nominees, the Nominating Committee applies the criteria included in its charter. These criteria include the candidate’s standards of character and integrity, knowledge of the Fund’s business and industry, conflicts of interest, willingness to devote time to the Fund and ability to act in the interests of all Shareholders. The Nominating Committee does not assign specific weight to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. The Board believes diversity is important because a variety of viewpoints contribute to an effective decision-making process.
The Nominating Committee also makes recommendations with regard to the tenure of the trustees and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively.
Special Transactions Committee
The Special Transactions Committee held four formal meetings and took actions by unanimous written consent during the fiscal year ended December 31, 2023.
The Special Transactions Committee is comprised of Stephen Potter, James Ritchie, Dee Dee Sklar, and Sarah Smith, each of whom is an Independent Trustee. Stephen Potter serves as chair of the Special Transactions Committee.
The Special Transactions Committee is responsible for reviewing and making certain findings in respect of co-investment transactions under the conditions of the exemptive orders that Churchill has been granted by the SEC on June 7, 2019 and October 14, 2022 (collectively, the “Order”) as well as certain other matters pertaining to actual or potential conflicts of interest.

Compensation Committee
The Fund does not have a compensation committee because its executive officers do not receive compensation from us. The Board, as a whole, is responsible for reviewing the reimbursement by the Fund to the Administrator of the allocable portion of the cost of the Fund’s Chief Financial Officer and his staff and also participates in the consideration of the Independent Trustees’ compensation.
Code of Business Conduct and Ethics
The Fund has adopted a Code of Business Conduct and Ethics that applies to the Fund’s principal executive officer, principal financial officer, principal account officer or controller, any person performing similar functions and all employees of Churchill and Nuveen that perform services on behalf of the Fund. There have been no material changes to the Fund’s Code of Business Conduct and Ethics or material waivers of the Code of Business Conduct and Ethics that apply to the Fund’s Chief Executive Officer or Chief Financial Officer. If the Fund makes any substantive amendment to, or grants a waiver from, a provision of its Code of Business Conduct and Ethics, the Fund will promptly file a Form 8-K with the SEC. The Fund will provide any person, without charge, upon request, a copy of the Code of Business Conduct and Ethics. To receive a copy, please provide a written request to: Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Vice President and Secretary, John McCally.
Hedging Transactions

The Fund’s Code of Ethics does not expressly prohibit trustees, executive officers or employees of its affiliates from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our Common Shares. Our Common Shares are not listed on any securities exchange and therefore hedging of our securities and or related activities are not applicable to the Fund.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires trustees, certain officers, and any persons holding more than 10 percent of the Common Shares to report their beneficial ownership and any changes thereto to the SEC. Based upon a review of filings with the SEC, the Fund believes that, during the fiscal year ended December 31, 2023, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, with the exception of a Form 4 report that was inadvertently filed after the required deadline in respect of James Ritchie's purchase of Class I shares.

Insider Trading Policies
The Fund has adopted insider trading policies and procedures governing the purchase, sale, and disposition of its securities by its officers and trustees that are reasonably designed to promote compliance with insider trading laws, rules and regulations.

Election of Executive Officers
Executive officers hold their office until their respective successor has been duly elected and qualified, or until the earlier of their respective resignation or removal.
Compensation Discussion and Analysis
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Churchill, Nuveen Asset Management, the Administrator or their respective affiliates, pursuant to the terms of the Existing Advisory Agreement, the Existing NAM Sub-Advisory Agreement and the Administration Agreement (as defined below), as applicable. Our day-to-day administrative operations are managed by the Administrator. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by Churchill or their respective affiliates.
Each of our executive officers is an employee of an affiliate of the Administrator. We reimburse the Administrator for our allocable portion of expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and his staffs, and we reimburse Churchill for certain expenses under the Existing Advisory Agreement.

Trustee Compensation

No compensation will be paid to our interested trustees. Each Independent Trustee receives a retainer of $125,000 annually for serving on the Board. The chair of the Audit Committee will receive an additional $7,500 annual fee. We also reimburse each of the Independent Trustees for all reasonable out-of-pocket expenses incurred in connection with each meeting attended.

The table below sets forth the compensation received by each Independent Trustee from the Fund for service during the fiscal year ended December 31, 2023:

	Fees Earned and Paid in Cash	Total Compensation
Stephen Potter	$ 125,000	$ 125,000
James Ritchie	$ 132,500	$ 132,500
Dee Dee Sklar	$ 125,000	$ 125,000
Sarah Smith	$ 125,000	$ 125,000

Compensation of Churchill
Churchill, the current investment adviser, is responsible for the overall management of the Fund’s activities pursuant to an investment advisory agreement, dated March 31, 2022 (as amended on August 3, 2022, January 10, 2023, and August 3, 2023, the “Existing Advisory Agreement”). We pay Churchill a fee for its services under the Existing Advisory Agreement consisting of two components: a management fee and an incentive fee.
Management Fee
The management fee will be payable monthly in arrears at an annual rate of 0.75% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Existing Advisory Agreement, net assets means our net assets determined on a consolidated basis in accordance with generally accepted auditing principles in the United States (“U.S. GAAP”). For the first calendar month in which we had operations, net assets will be measured as the beginning net assets as of the date on which the Fund breaks escrow, June 1, 2023 (the “Escrow Break Date”). In addition, Churchill has agreed to waive its management fee until June 1, 2024, the expiry of twelve months from the Escrow Break Date. The longer an investor holds our Common Shares during this period, the longer such investor will receive the benefit of this management fee waiver period.
Incentive Fee
The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not: (i) incentive fee on income and (ii) an incentive fee on capital gains. Each part of the incentive fee is outlined below.
Incentive Fee Based on Income
The portion based on our income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of our net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).
Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.50% per quarter (6% annualized).
We will pay Churchill an incentive fee quarterly in arrears with respect to our Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:
•No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which our Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6% annualized);
•100% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.76% (7.06% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.76%) as the “catch-up.” The “catch-up” is meant to provide Churchill with approximately 15% of our Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.76% in any calendar quarter; and
•15% of the dollar amount of our Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.76% (7.06% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 15% of all Pre-Incentive Fee Net Investment Income Returns thereafter are allocated to Churchill.

Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets per quarter)

    These calculations will pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to Churchill with respect to Pre-Incentive Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive Pre-Incentive Fee Net Investment Income Returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.
    Churchill has agreed to waive the incentive fee based on income until June 1, 2024, the expiry of twelve months from the Escrow Break Date. The longer an investor holds our Common Shares during this period, the longer such investor receives the benefit of this income based incentive fee waiver period.
Incentive Fee Based on Capital Gains
    The second component of the incentive fee, the capital gains incentive fee, will be payable at the end of each calendar year in arrears. The amount payable will equal:
•15% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP.
    Each year, the fee paid for the capital gains incentive fee will be net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to Churchill if we were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Existing Advisory Agreement be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including Section 205 thereof.
    The fees that will be payable under the Existing Advisory Agreement for any partial period are appropriately prorated.

Compensation of Nuveen Asset Management
Churchill has engaged its affiliate, Nuveen Asset Management, acting through its leveraged finance division, to manage certain of our Liquid Investments (as described below) pursuant to an Investment Sub-Advisory Agreement between Churchill and Nuveen Asset Management (the “Existing NAM Sub-Advisory Agreement”). Liquid investments are expected to comprise 5% - 10% of the Fund’s assets, subject to the pace and amount of investment activity in the Fund’s middle-market investment program, and will be comprised of a portfolio of cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments (“Liquid Investments”). The Existing NAM Sub-Advisory Agreement provides Nuveen Asset Management with broad delegated authority to oversee the Liquid Investment allocation, subject to Churchill's continued management and discretion regarding the amount of the Fund's Liquid Investments to be managed by Nuveen Asset Management. Nuveen Asset Management’s services under the Existing NAM Sub-Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to us are not impaired. Churchill will pay Nuveen Asset Management monthly in arrears, 0.375% of the daily weighted average principal amount of the Liquid Investments managed by Nuveen Asset Management pursuant to the Existing NAM Sub-Advisory Agreement.
Certain Relationships and Related Party Transactions
In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any transactions with any persons affiliated with us that are prohibited under the 1940 Act, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, and/or certain of our affiliates. We will not enter into any agreements related to any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. Our Board will review such procedures on an annual basis.
Existing Advisory Agreement
The Existing Advisory Agreement was initially approved by the Board at a meeting held on March 30, 2022. Pursuant to the 1940 Act, the Existing Advisory Agreement will remain in effect for an initial period of two years from its effective date of March 31, 2022 and will remain in effect on a year-to-year basis thereafter if approved annually either by the Board or by the affirmative vote of the holders of a majority of our outstanding voting securities and, in each case, a majority of our Independent Trustees. Most recently, on February 20, 2024, the Board, including all of the Independent Trustees, approved the renewal of the Existing Advisory Agreement for an additional one-year term expiring on March 31, 2025. In its consideration of the renewal Existing Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to the Fund by Churchill;
•the investment performance of individuals affiliated with the Fund and Churchill;

•comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives, reflected in a chart previously provided to the Board;
•the Fund’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•any existing and potential sources of indirect income to Churchill from its relationships with the Fund and the profitability of those relationships;
•information about the services to be performed and the personnel who would be performing such services under the Existing Advisory Agreement;
•the organizational capability and financial condition of Churchill and its affiliates; and
•Churchill’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers' provision of brokerage and research services to Churchill; and
•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board, including all of the Independent Trustees, concluded that the fees payable to Churchill pursuant to the Existing Advisory Agreement were reasonable in relation to the services to be provided. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.
On August 3, 2022, the Board, including all of the Independent Trustees, approved Amendment No. 1 to the Existing Advisory Agreement (“Amendment No. 1”), which became effective immediately. The Fund and Churchill entered into Amendment No. 1 solely to extend the notice requirement for Churchill to terminate the Existing Advisory Agreement from 60 days to 120 days.
On January 10, 2023, the Board, including all of the Independent Trustees approved Amendment No. 2 (the “Amendment No. 2”) to the Existing Advisory Agreement, which became effective immediately. The Fund and Churchill entered into Amendment No. 2 as a result of comments issued by securities regulators from various states in connection with their “blue sky” review of the Fund’s public offering of Common Shares. Amendment No. 2, among other things: (1) removes sunset provisions contingent upon recognition of the Common Shares as “covered securities”; (2) removes provisions entitling Churchill to amounts owed under Sections 3 or 7 of the Existing Advisory Agreement following a notice of termination of the Existing Advisory Agreement; (3) specifies the conditions under which Churchill may sell all or substantially all of the Fund’s assets; and (4) revises provisions to reflect conflicts of interest provisions set forth in the NASAA Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time (the “Omnibus Guidelines”).

On August 2, 2023, the Board, including all of the Independent Trustees, approved Amendment No. 3 to the Existing Advisory Agreement, which became effective immediately. The Fund and Churchill entered into

Amendment No. 3 as a result of comments issued by state securities regulators in connection with their “blue sky” review of the Fund’s offering, and reflects specific language in the Omnibus Guidelines required by a state securities regulator.
Existing NAM Sub-Advisory Agreement
The Existing NAM Sub-Advisory Agreement was initially approved by the Board at a meeting held on March 30, 2022. Pursuant to the 1940 Act, the Existing NAM Sub-Advisory Agreement will remain in effect for an initial period of two years from its effective date of March 31, 2022 and will remain in effect on a year-to-year basis thereafter if approved annually either by the Board or by the affirmative vote of the holders of a majority of our outstanding voting securities and, in each case, a majority of our Independent Trustees. Most recently, on February 20, 2024, the Board, including all of the Independent Trustees, approved the renewal of the Existing NAM Sub-Advisory Agreement for an additional one-year term expiring on March 31, 2025. In its consideration of the renewal of the Existing NAM Sub-Advisory Agreement, the Board reviewed a significant amount of information and considered, among other things:
•the nature, quality and extent of the advisory and other services to be provided to the Fund by Nuveen Asset Management;
•the investment performance of individuals affiliated with the Fund and Nuveen Asset Management;
•comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•the Fund’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives;
•any existing and potential sources of indirect income to Nuveen Asset Management from its relationships with the Fund and the profitability of those relationships;
•information about the services to be performed and the personnel who would be performing such services under the Existing NAM Sub-Advisory Agreement;
•the organizational capability and financial condition of Nuveen Asset Management and its affiliates;
•Nuveen Asset Management’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers' provision of brokerage and research services to Nuveen Asset Management; and
•the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.

Based on the information reviewed and the discussions detailed above, the Board, including all of the Independent Trustees, concluded that the fees payable to Nuveen Asset Management pursuant to the Existing NAM Sub-Advisory Agreement were reasonable in relation to the services to be provided. The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.
On August 3, 2022, the Board, including all of the Independent Trustees, approved Amendment No. 1 (the “Sub-Advisory Agreement Amendment”) to the Existing NAM Sub-Advisory Agreement, which became effective immediately. Churchill and Nuveen Asset Management entered into the Existing NAM Sub-Advisory Agreement Amendment solely to extend the notice requirement applicable to both Churchill and Nuveen Asset Management to terminate the Existing NAM Sub-Advisory Agreement from 60 days to 120 days.
Administration Agreement
We have entered into the Administration Agreement with the Administrator (the “Administration Agreement”). Pursuant to the Administration Agreement, the Administrator furnishes the Fund with office facilities and equipment and provides clerical, bookkeeping and record keeping and other administrative services at such facilities.
On January 10, 2023, the Board, including all of the Independent Trustees, approved Amendment No. 1 to the Administration Agreement (the “Administration Agreement Amendment”), which became effective immediately. The Fund and the Administrator entered into the Administration Agreement Amendment as a result of comments issued by state securities regulators from various states in connection with their “blue sky” review of the Fund’s public offering of Common Shares. The Administration Agreement Amendment provides that the Indemnified Parties (as defined in the Administration Agreement) will not be entitled to indemnification for any loss or liability to the Fund or its shareholders by reason of the Indemnified Parties’ negligence or misconduct, in accordance with the Omnibus Guidelines.
Intermediary Manager Agreement
On March 31, 2022, the Fund entered into an Intermediary Manager Agreement (the “Intermediary Manager Agreement”) with Nuveen Securities, LLC (the “Intermediary Manager”), an affiliate of Churchill. Under the terms of the Intermediary Manager Agreement, the Intermediary Manager serves as the agent and principal distributor for the Fund’s public offering of its Common Shares. The Intermediary Manager is entitled to receive distribution and/or shareholder servicing fees monthly at an annual rate of 0.85% of the value of the Fund’s net assets attributable to Class S shares as of the beginning of the first calendar day of the month. The Intermediary Manager is entitled to receive distribution and/or shareholder servicing fees monthly at an annual rate of 0.25% of the value of the Fund’s net assets attributable to Class D shares as of the beginning of the first calendar day of the month. No distribution and/or shareholder servicing fees will be paid with respect to Class I shares.
The Fund will cease paying the distribution and/or shareholder servicing fees on any Class S share and Class D share in a shareholder’s account at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total brokerage commissions and distribution and/or shareholder servicing fees paid with respect to any such share held by such shareholder within such account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such share. At the end of such month, each such Class S share or Class D share will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such share. The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from the offering.
The Intermediary Manager Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees and the trustees who have no direct or indirect financial interest in the operation of the Fund’s distribution plan or the Intermediary Manager Agreement or by vote a majority of the outstanding voting securities of the Fund, on not more than 60 days’ written notice to the Intermediary Manager or Churchill. The Intermediary Manager Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.
Relationship with Churchill, Nuveen, and TIAA, and Potential Conflicts of Interest
We, Churchill, and our officers, trustees, employees, agents and affiliates may be subject to certain potential conflicts of interest in connection with our activities and investments. For example, the terms of the Existing Advisory Agreement with respect to management and incentive fees may create an incentive for Churchill to approve and cause us to make more speculative investments than we would otherwise make in the absence of such fee structure. In addition, certain personnel of Churchill serve, or may serve, as officers, directors, members or principals of entities that operate in the same or a related line of business as we do, or of investment funds, accounts or investment vehicles sponsored or managed by them. Similarly, Churchill may have other clients or other accounts with similar, different or competing investment objectives as us. In serving in these multiple capacities, they may have obligations to other clients, other accounts or investors in those entities, the fulfillment of which may not be in the best interests of the Fund or our Shareholders. The conflicts of interest described herein could prevent the Fund from making or disposing of certain investments or making or disposing of certain investments on the terms desired.
Churchill or its affiliates also earn additional fees related to the securities in which the Fund invests, which may result in conflicts of interests for the senior investment professionals and members of the investment committee making investment decisions. For example, Churchill and its affiliates may act as an arranger, syndication agent, or in a similar capacity with respect to securities in which the Fund invests, where Churchill's investment staff sources and arranges financing transactions that may be eligible for investment by its client accounts (including the Fund), and in connection therewith commits to source, arrange, and issue such financing instruments as may be required by the related issuer(s). In connection with such sourcing and arranging activity, such issuer(s) agree to pay Churchill and its affiliates compensation in the form of closing or arrangement fees, which compensation is paid to them at or immediately prior to the funding of such financing, separately from management fees paid by the Fund. Additionally, affiliates of Churchill may act as the administrative agent on credit facilities under which such securities are issued, which may contemplate additional compensation to such affiliates for the service of acting as administrative agent thereunder. Each of Churchill and Nuveen Asset Management has a separate account, fund-of-one or other managed account arrangements in place with TIAA or subsidiaries thereof. Consistent with their respective investment allocation policies and the Order, Churchill and Nuveen Asset Management also may be managing certain securities for the Fund and allocating the same investments to TIAA (or subsidiaries thereof) pursuant to such arrangements, which may lead to conflicts of interest.
In certain instances, it is possible that other entities managed by Churchill or Nuveen Asset Management, or a proprietary account of TIAA may be invested in the same or similar loans or securities as those held by the Fund, and which may be acquired at different times at lower or higher prices. Those investments also may be in securities or other instruments in different parts of the company’s capital structure that differ significantly from the investments held by the Fund, including with respect to material terms and conditions, including, without limitation, seniority, interest rates, dividends, voting rights and participation in liquidation proceeds. To the extent such a conflict occurs, Churchill and/or Nuveen Asset Management will attempt to resolve the conflict in a fair and equitable manner. However, there can be no assurance that conflicts will be resolved in our favor. Consequently, in certain instances, these investments may be in positions or interests that are potentially adverse to those taken or held by the Fund. In such circumstances, measures will be taken to address such actual or potential conflicts, which may include, as appropriate, establishing an information barrier between or among the applicable personnel of the relevant affiliated entities (including as between officers of Churchill), requiring recusal of certain personnel from participating in decisions that give rise to such conflicts, or other protective measures as will be established from time to time to address such conflicts.
Further, an affiliate of TIAA may serve as the administrative or other named agent on behalf of the lenders with respect to investments by the Fund and/or one or more of its affiliates. In some cases, investments that are originated or otherwise sourced by Churchill may be funded by a loan syndicate organized by Churchill (“Loan Syndicate”) or its affiliates. The participants in a Loan Syndicate (the “Loan Syndicate Participants”), in addition to the Fund and its affiliates, may include other lenders and various institutional and sophisticated investors (through private investment vehicles in which they invest). The entity acting as agent may serve as an agent with respect to loans made at varying levels of a borrower’s capital structure. Loan Syndicate Participants may hold investments in the same or distinct tranches in the loan facilities of which the portfolio investment is a part or in different positions in the capital structure under such portfolio investment. As is typical in such agency arrangements, the agent is the party responsible for administering and enforcing the terms of the loan facility, may take certain actions and make certain decisions in its discretion, and generally may take material actions only in accordance with the instructions of a designated percentage of the lenders. In the case of loan facilities that include both senior and subordinate tranches, the agent may take actions in accordance with the instructions of the holders of one or more of the senior tranches without any right to vote or consent (except in certain limited circumstances) by the subordinated tranches of such indebtedness. Churchill expects that the portfolio investments held by the Fund and its affiliates may represent less than the amount of debt sufficient to direct, initiate or prevent actions with respect to such loan facility, or a tranche thereof, of which the Fund’s investment is a part (other than preventing those that require the consent of each lender). As a result of an affiliate of TIAA acting as agent for an agented loan where a Loan Syndicate Participant may own more of the related indebtedness of the obligor or hold indebtedness in a position in the capital structure of an obligor different from that of the Fund and its affiliates, such Loan Syndicate Participants will be in a position to exercise more control with respect to the related loan facility than that which Churchill could exercise on behalf of the Fund, and may exercise such control in a manner adverse to the interests of the Fund.

In addition, TIAA and other client accounts of Churchill, in connection with an advisory relationship with Churchill, may be a limited partner investor in many of the private equity funds that own the portfolio companies in which the Fund will invest, or TIAA (and other private clients managed by Churchill and its affiliates) may otherwise have a relationship with the private equity funds or portfolio companies, which may give rise to certain conflicts or limit the Fund’s ability to invest in such portfolio companies. TIAA (and other private clients managed by Churchill and its affiliates) may also hold passive equity co-investments in such private equity funds or portfolio companies owned by such fund, or in holding companies elsewhere in the capital structure of the private equity fund or portfolio company, which may give rise to certain conflicts for the investment professionals when making investment decisions.
Nuveen Asset Management manages certain of our Liquid Investments pursuant to the Existing NAM Sub-Advisory Agreement. Nuveen Asset Management may serve as managing member, adviser or sub-adviser to one or more affiliated private funds or other pooled investment vehicles. Investment professionals associated with Nuveen Asset Management are actively involved in other investment activities not concerning the Fund and will not devote all of their professional time to the Fund's affairs. For example, Nuveen Asset Management may compete with other affiliates and other accounts for investments for the Fund, subjecting Nuveen Asset Management to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. In the event that a conflict of interest arises, Nuveen Asset Management will endeavor, so far as it is able, to ensure that such conflict is resolved in a manner consistent with applicable law and its internal policies. There can be no assurance that Nuveen Asset Management will resolve all conflicts of interest in a manner that is favorable to the Fund and any such conflicts of interest could have a material adverse effect on the Fund.
Allocation of Investment Opportunities
Churchill and its affiliates have procedures and policies in place designed to manage the potential conflicts of interest between their fiduciary obligations to us and their similar fiduciary obligations to other clients. An investment opportunity that is suitable for multiple clients of Churchill and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Churchill’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.
In order to address these issues, Churchill has put in place an investment allocation policy that addresses the restrictions under the 1940 Act and seeks to ensure the equitable allocation of investment opportunities. In the absence of using the Order from the SEC that permits greater flexibility relating to co-investments, Churchill will apply the investment allocation policy to determine which entities will proceed with an investment. When we engage in permitted co-investments, we will do so in a manner consistent with Churchill’s allocation policy. In situations where co-investment with other entities managed by Churchill or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, Churchill will need to decide whether we or such other entity or entities will proceed with the investment. Churchill will make these determinations based on its policies and procedures, which generally require that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.
Churchill’s allocation policy sets target holds for the Fund and the other accounts managed by Churchill in the ordinary course. The target hold amounts are designed to achieve a high level of diversification in the Fund and the other accounts managed by Churchill, generally in the one percent (1%) – two percent (2%) range (but may be greater or lesser than that from time to time, depending on market conditions). Target holds may be less than the maximum hold position permitted under the investment restrictions applicable to such account (including the Fund), and as a result of the application of the target hold, additional investment capacity may exist, which may go towards co-investment vehicles.
Affiliated Intermediary Manager
The Intermediary Manager, Nuveen Securities, LLC, is an affiliate of Churchill, and will not make an independent review of the Fund or the Fund’s public offering of its Common Shares. This relationship may create conflicts in connection with the Intermediary Manager’s due diligence obligations under the federal securities laws. No independent review of us will be made in connection with the distribution of our Common Shares in our public offering.
Co-Investment Opportunities
As a BDC, the Fund is subject to certain regulatory restrictions in negotiating certain investments with entities with which the Fund may be restricted from doing so under the 1940 Act, such as Churchill and its affiliates, unless it obtains an exemptive order from the SEC.
We may co-invest with Churchill’s and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in privately placed securities so long as certain conditions are met, including that Churchill, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also co-invest with Churchill’s or its affiliates’ other clients as otherwise permissible under regulatory guidance, applicable regulations, and Churchill’s investment allocation policy, which Churchill maintains in writing. Under this investment allocation policy, a portion of each eligible investment opportunity, which may vary based on asset class and from time to time, is offered to us and similar eligible accounts, as periodically determined by Churchill. The Fund may also participate in negotiated co-investment transactions with certain other funds and accounts sponsored or managed by Churchill, Nuveen Asset Management and/or their respective affiliates pursuant to the Order. Co-investment under the Order is subject to certain conditions therein, including the condition that, in the case of each co-investment transaction, the Board, including a majority of the Independent Trustees, determines that (1) the terms of the proposed transaction are reasonable and fair to the Fund and the Shareholders and do not involve overreaching of the Fund or the Shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Shareholders and is consistent with the Fund’s investment strategies and policies. Neither we nor the affiliated funds are obligated to invest or co-invest when investment opportunities are referred to us or them.

Material Non-Public Information
The investment professionals of Churchill and Nuveen Asset Management may serve as director of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a portfolio company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Promoters and Certain Control Persons
Churchill and Nuveen Asset Management may be deemed promoters of the Fund. We have entered into the Existing Advisory Agreement with Churchill and the Existing NAM Sub-Advisory Agreement with Nuveen Asset Management.

PROPOSAL 2: APPROVAL OF THE NEW ADVISORY AGREEMENT
Background
Churchill currently provides investment advisory services to the Fund pursuant to the Existing Advisory Agreement. On March 30, 2022, the Board, including all of the Independent Trustees, and the sole shareholder of the Fund approved the Existing Advisory Agreement in connection with the organization of the Fund. The Existing Advisory Agreement became effective on March 31, 2022, the date on which the Fund elected to be regulated as a BDC under the 1940 Act. Most recently, on February 20, 2024, the Board, including all of the Independent Trustees, approved the renewal of the Existing Advisory Agreement in accordance with, and on the basis of an evaluation satisfactory to such trustees as required by, the 1940 Act for an additional one-year term expiring on March 31, 2025. See “Corporate Governance—Certain Relationships and Related Party Transactions—Existing Advisory Agreement” for more information.
On February 20, 2024, the Board approved, and recommended that the Shareholders approve, the New Advisory Agreement. Shareholders are being asked to consider and vote on a proposal to approve the New Advisory Agreement. In connection with an internal reorganization of Churchill with respect to advisory services being provided to the Fund, PCIF Advisor, a wholly owned subsidiary of Churchill, will serve as the Fund’s investment adviser, rather than Churchill. PCIF Advisor will be responsible for the overall management of the Fund’s activities under the New Advisory Agreement and will delegate substantially all of its daily portfolio management obligations as set forth in the New Advisory Agreement to Churchill pursuant to the CAM Sub-Advisory Agreement, subject to the approval of Shareholders. See “Proposal 3: Approval of the CAM Sub-Advisory Agreement” for more information. As a result of the foregoing, there will be no changes to the advisory services provided to the Fund (including no changes in the personnel providing the advisory services). The New Advisory Agreement is identical to the Existing Advisory Agreement, including with respect to advisory fees, except that the initial term will begin upon the execution of the New Advisory Agreement. If approved by Shareholders, the New Advisory Agreement will become effective upon such approval.
A copy of the New Advisory Agreement is attached to this Proxy Statement as Annex A. You should read the New Advisory Agreement in its entirety. The description in this Proxy Statement of the New Advisory Agreement is only a summary.
Information Regarding PCIF Advisor
Churchill is the managing member and controlling person of PCIF Advisor. Churchill is an investment adviser registered with the SEC under the Advisers Act, and PCIF Advisor will be an investment adviser registered with the SEC under the Advisers Act if Shareholders approve the New Advisory Agreement. Both PCIF Advisor and Churchill are controlled by Nuveen. Nuveen is the investment management arm of TIAA, a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and the companion organization of College Retirement Equities Fund. TIAA is the ultimate parent of PCIF Advisor, Churchill and Nuveen. The address of PCIF Advisor and Churchill is 375 Park Avenue, 9th Floor, New York, NY 10152. The

address of Nuveen is 333 W. Wacker Dr., Chicago, IL 60606. The address of TIAA is 730 3rd Avenue, 6th Floor, New York, NY 10017.
Summary of the Existing Advisory Agreement and the New Advisory Agreement
If approved, PCIF Advisor will provide the same advisory services provided to the Fund pursuant to the New Advisory Agreement as Churchill currently provides pursuant to the Existing Advisory Agreement. The management fees under the New Advisory Agreement will be calculated in a manner identical to that of the Existing Advisory Agreement. See “Corporate Governance—Compensation of Churchill” for more information. In addition, PCIF Advisor will continue to waive its management fee and incentive fee on income until June 1, 2024, the expiry of twelve months from the Escrow Break Date.
Expenses
All professionals of PCIF Advisor, when and to the extent engaged in providing investment advisory and management services to the Fund, and the compensation and routine overhead expenses of personnel allocable to these services to PCIF Advisor, are, and will be, provided and paid for by PCIF Advisor and not by the Fund, consistent with the Existing Advisory Agreement.
Limitations of Liability and Indemnification
The indemnification provisions under the New Advisory Agreement will be identical to the indemnification provisions under the Existing Advisory Agreement. The New Advisory Agreement provides that the Fund will indemnify PCIF Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with PCIF Advisor (collectively, the “Indemnified Parties”), for any damages, liabilities, costs, demands, charges, claims and expenses, including reasonable attorneys’ fees and amounts reasonably paid in settlement, except to the extent arising out of the Indemnified Parties’ willful malfeasance, bad faith, or gross negligence, in the performance their duties, or by reason of reckless disregard of their obligations and duties under the New Advisory Agreement.
Term, Continuance and Termination
The continuance and termination provisions under the New Advisory Agreement are identical to the continuance and termination provisions under the Existing Advisory Agreement. The New Advisory Agreement provides that it will remain in effect for two (2) years from its effective date, and thereafter from year-to-year, subject to approval by the Board or a vote of a majority of the outstanding voting securities of the Fund and by approval of a majority of the Independent Trustees. The New Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by (a) the affirmative vote of a majority of the Fund’s outstanding voting securities or (b) the affirmative vote of a majority of our Board, including a majority of the Independent Trustees. The New Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 120 days’ written notice, by PCIF Advisor; provided, however, that in the event of the voluntary withdrawal of PCIF Advisor, if the Shareholders or any remaining adviser elects to continue the Fund’s operations, PCIF Advisor will pay all expenses incurred by the Fund as a result of PCIF Advisor’s withdrawal.

Advisory Fees and Other Fees
The following table describes the fees paid/accrued to Churchill under the Existing Advisory Agreement and the Administration Agreement during the fiscal year ended December 31, 2023.

Source Agreement & Description	For the Fiscal Year Ended December 31, 2023 (in thousands)
Existing Advisory Agreement - management fee (1)	$—
Existing Advisory Agreement - incentive fee on income (2)	—
Existing Advisory Agreement - incentive fee on capital gains	—
Administration Agreement - administrator expenses	$517
(1) For the year ended December 31, 2023, management fees earned were $1,292, all of which were voluntarily waived by Churchill.
(2) For the year ended December 31, 2023, incentive fee on income were $3,108, which were voluntarily waived by Churchill.

Interests of Certain Persons in the Approval of the New Advisory Agreement
Certain of the Fund’s executive officers and the interested trustees of the Board are also officers and employees of PCIF Advisor, Churchill, and Nuveen. Kenneth Kencel, our President and Chief Executive Officer and Chairman of our Board, is also the President and Chief Executive Officer of PCIF Advisor and Churchill and a member of Churchill’s Investment Committee. William Huffman, a member of the Board, is also President of Nuveen Equities and Fixed Income at Nuveen and the President of Nuveen Asset Management. Michael Perry, a member of the Board, is also the Head of Client Global Group at Nuveen. Shai Vichness, our Chief Financial Officer and Treasurer, also serves as the Chief Financial Officer of Churchill and PCIF Advisor and is a member of Churchill’s Senior Lending Investment Committee. Charmagne Kukulka, our Chief Compliance Officer, is also the Chief Compliance Officer of Churchill. John McCally, our Vice President and Secretary, is also a Senior Managing Director and General Counsel of Churchill. Marissa Short, our Controller, is also a Managing Director and Funds Controller of Churchill. None of the Fund’s executive officers or interested trustees of the Board, directly or indirectly, beneficially own any of our Common Shares as of the Record Date. TIAA, directly and indirectly, beneficially owns 54.5% of the Fund’s issued and outstanding Common Shares as of the Record Date.
Board Consideration of the New Advisory Agreement
On February 20, 2024, the Board, including all of the Independent Trustees, approved the New Advisory Agreement.
In evaluating the New Advisory Agreement, the Board reviewed certain materials furnished by PCIF Advisor relevant to its decision. Those materials included a copy of the New Advisory Agreement; a memorandum from legal counsel to the Independent Trustees outlining the legal principles that are applicable to consideration of the approval of the New Advisory Agreement by the Board; PCIF Advisor’s response to certain questions to assist in the Board’s consideration of the approval of the New Advisory Agreement; and other supporting documents and attachments. At the meeting held on February 20, 2024, representatives of PCIF Advisor and Churchill discussed the

New Advisory Agreement with the Board, and indicated that there would be no change to the advisory services provided to the Fund or the advisory fees payable by the Fund.
In its consideration of the New Advisory Agreement, the Board focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to the Fund by PCIF Advisor; (b) the investment performance of the Fund and PCIF Advisor; (c) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (d) the Fund’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (e) any existing and potential sources of indirect income to PCIF Advisor from its relationship with the Fund and the profitability of those relationships; (f) information about the services to be performed and the personnel who will be performing such services under the New Advisory Agreement; (g) the organizational capability and financial condition of PCIF Advisor and its affiliates; and (h) the possibility of obtaining similar services from other third party service providers or through an internally managed structure. The Independent Trustees met in executive session regarding the approval of the New Advisory Agreement. Based on the information reviewed and discussions held with respect to each of the foregoing items, the Independent Trustees concluded that the compensation payable to PCIF Advisor under the New Advisory Agreement was reasonable in relation to the services to be provided by PCIF Advisor to the Fund. In particular, the Independent Trustees noted that the nature, quality, and extent of the advisory services currently being provided by Churchill to the Fund were satisfactory and that the services were not expected to change under the New Advisory Agreement as the same investment professionals would continue to provide services to the Fund. The Independent Trustees concluded that the investment performance of the Fund since its election to be regulated as a BDC in March 2022 had been satisfactory when compared to that of comparable BDCs. The Independent Trustees also noted that the proposed advisory fees and operating expenses to be paid under the New Advisory Agreement is competitive with comparable BDCs in the market and one of the lowest priced non-traded BDCs in the market, and that PCIF Advisor and its affiliates did not and would not receive any indirect income from the Fund apart from advisory fees and administrator expenses. The Independent Trustees concluded that the organizational capability and financial condition of PCIF Advisor and its affiliates were adequate. Finally, the Independent Trustees decided not to consider alternative fee structures as the proposed fee structure under the New Advisory Agreement was consistent with that of other BDCs.
After these deliberations, the Board, including all of the Independent Trustees, approved the New Advisory Agreement as being in the best interests of the Fund and the Shareholders. The Board then directed that the New Advisory Agreement be submitted to the Shareholders for approval with the Board’s recommendation that the Shareholders vote to approve the New Advisory Agreement.
The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.
Principal Executive Offices
The principal executive office of each of the Fund and PCIF Advisor is 375 Park Avenue, 9th Floor, New York, NY 10152.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE NEW ADVISORY AGREEMENT.

PROPOSAL 3: APPROVAL OF THE CAM SUB-ADVISORY AGREEMENT
Background
Churchill currently provides investment advisory services to the Fund pursuant to the Existing Advisory Agreement. If the New Advisory Agreement is approved, Churchill will be responsible for the overall management of the Fund’s activities pursuant to the New Advisory Agreement. The Shareholders are being asked to consider and vote on a proposal to approve the CAM Sub-Advisory Agreement, pursuant to which PCIF Advisor will delegate substantially all of its day-to-day portfolio management obligations to Churchill pursuant to the CAM Sub-Advisory Agreement. Under the terms of the CAM Sub-Advisory Agreement, Churchill will: (i) identify, evaluate and negotiate the structure of the Fund's investments (including performing due diligence on prospective portfolio companies); (ii) close and monitor the Fund's investments; and (iii) determine the securities and other assets to be purchased, retained or sold by the Fund.
The Board met on February 20, 2024 to, among other things, review and approve the CAM Sub-Advisory Agreement, and recommended that the Shareholders approve the CAM Sub-Advisory Agreement. If the New Advisory Agreement and the CAM Sub-Advisory Agreement are approved by the Shareholders, the CAM Sub-Advisory Agreement will become effective upon such approval.
A copy of the CAM Sub-Advisory Agreement is attached to this Proxy Statement as Annex B. You should read the CAM Sub-Advisory Agreement in its entirety. The description in this Proxy Statement of the CAM Sub-Advisory Agreement is only a summary.
Information Regarding Churchill and the CAM Sub-Advisory Agreement
Churchill is an investment adviser registered with the SEC under the Advisers Act. Churchill is controlled by Nuveen, and Nuveen is the investment management arm of TIAA. TIAA is the ultimate parent of Churchill and Nuveen. The address of Churchill is 375 Park Avenue, 9th Floor, New York, NY 10152. The address of Nuveen is 333 W. Wacker Dr., Chicago, IL 60606. The address of TIAA is 730 3rd Avenue, 6th Floor, New York, NY 10017.
Advisory Fees
Pursuant to the CAM Sub-Advisory Agreement, PCIF Advisor will pay Churchill 70% of the aggregate amount of the management fee, the incentive fee on income, and the incentive fee on capital gains as set forth in the New Advisory Agreement. The management fee and the incentive fee on income will be payable quarterly in arrears and the incentive fee on capital gains will be payable annually pursuant to the terms of the New Advisory Agreement. Fees payable to Churchill will be borne entirely by PCIF Advisor, and will not be directly incurred by the Fund.
Expenses
All professionals of Churchill, when and to the extent engaged in providing investment advisory and management services to the Fund, and the compensation and routine overhead expenses of personnel allocable to these services to Churchill are, and will continue to be, provided and paid for by Churchill and not by the Fund.

Limitations of Liability and Indemnification
The CAM Sub-Advisory Agreement provides that PCIF Advisor will indemnify Churchill and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with Churchill (collectively, the “Indemnified Parties”), for any liability, losses, damages, costs and expenses, including reasonable attorneys’ fees and amounts reasonably paid in settlement, except to the extent arising out of the Indemnified Parties’ willful malfeasance, bad faith, or gross negligence, in the performance their duties, or by reason of reckless disregard of their obligations and duties under the CAM Sub-Advisory Agreement.
Term, Continuance and Termination
The CAM Sub-Advisory Agreement provides that it will remain in effect for two (2) years from its effective date, and thereafter from year-to-year, subject to approval by the Board or a vote of a majority of the outstanding voting securities of the Fund and by approval of a majority of the Independent Trustees. The CAM Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 120 days’ written notice, by (a) PCIF Advisor, if the Board or an affirmative vote of a majority of the Fund’s outstanding voting securities determines that the CAM Sub-Advisory Agreement should be terminated, or (b) Churchill.
Interests of Certain Persons in the Approval of the CAM Sub-Advisory Agreement
Certain of the Fund’s executive officers and the interested trustees of the Board are also officers and employees of Churchill and Nuveen. Kenneth Kencel, our President and Chief Executive Officer and Chairman of our Board, is also the President and Chief Executive Officer of Churchill and a member of Churchill’s Investment Committee. William Huffman, a member of the Board, is also President of Nuveen Equities and Fixed Income at Nuveen and the President of Nuveen Asset Management. Michael Perry, a member of the Board, is also the Head of Client Global Group at Nuveen. Shai Vichness, our Chief Financial Officer and Treasurer, also serves as the Chief Financial Officer of Churchill and is a member of Churchill’s Senior Lending Investment Committee. Charmagne Kukulka, our Chief Compliance Officer, is also the Chief Compliance Officer of Churchill. John McCally, our Vice President and Secretary, is also a Senior Managing Director and General Counsel of Churchill. Marissa Short, our Controller, is also a Managing Director and Funds Controller of Churchill. None of the Fund’s executive officers or interested trustees of the Board, directly or indirectly, beneficially own any of our Common Shares as of the Record Date. TIAA, directly and indirectly, beneficially owns 54.5% of the Fund’s issued and outstanding Common Shares as of the Record Date.
Board Consideration of the CAM Sub-Advisory Agreement
On February 20, 2024, the Board, including all of the Independent Trustees, approved the CAM Sub-Advisory Agreement.
In its consideration of the CAM Sub-Advisory Agreement, the Board focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to the Fund by Churchill; (b) the investment performance of individuals affiliated with the Fund and Churchill; (c) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (d) the Fund’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (e) any existing and potential sources of indirect income to Churchill from its relationship with the Fund and the profitability of those relationships; (f) information about the services to be performed and the personnel who will be performing such services under the CAM Sub-Advisory Agreement; (g) the organizational capability and financial condition of Churchill and its affiliates; (h) possible economies of scale arising from the Fund's size and/or anticipated growth; and (i) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board, including all of the Independent Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the CAM Sub-Advisory Agreement as being in the best interests of our Shareholders.
Principal Executive Office
The principal executive office of PCIF Advisor and Churchill is 375 Park Avenue, 9th Floor, New York, NY 10152.
THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE CAM SUB-ADVISORY AGREEMENT.

PROPOSAL 4: APPROVAL OF THE NEW NAM SUB-ADVISORY AGREEMENT
Background
Pursuant to the Existing NAM Sub-Advisory Agreement, Churchill engaged Nuveen Asset Management, acting through its leveraged finance division, to manage certain of the Fund's Liquid Investments. On March 30, 2022, the Board, including all of the Independent Trustees, and the sole shareholder of the Fund approved the Existing NAM Sub-Advisory Agreement in connection with the organization of the Fund. The Existing NAM Sub-Advisory Agreement became effective on March 31, 2022, the date on which the Fund elected to be regulated as a BDC under the 1940 Act. Most recently, on February 20, 2024, the Board, including all of the Independent Trustees, approved the renewal of the Existing NAM Sub-Advisory Agreement in accordance with, and on the basis of an evaluation satisfactory to such trustees as required by, the 1940 Act for an additional one-year term expiring on March 31, 2025. See “Corporate Governance—Certain Relationships and Related Party Transactions—Existing NAM Sub-Advisory Agreement” for more information.
On February 20, 2024, the Board approved, and recommended that the Shareholders approve, the New NAM Sub-Advisory Agreement. Shareholders are being asked to consider and vote on a proposal to approve the New NAM Sub-Advisory Agreement. In connection with an internal reorganization of Churchill with respect to advisory services being provided to the Fund, PCIF Advisor, a wholly owned subsidiary of Churchill, will serve as the Fund’s investment adviser, rather than Churchill. As a result of the foregoing, if Shareholders approve the New Advisory Agreement and the New NAM Sub-Advisory Agreement, the New NAM Sub-Advisory Agreement will replace the Existing NAM Sub-Advisory Agreement. The only changes to the New NAM Sub-Advisory Agreement relate to the internal reorganization, and are as follows: (i) adding PCIF Advisor as a party to the agreement to satisfy a technical requirement under the 1940 Act that requires the Fund or the investment adviser to be in privity of contract with a sub-adviser; and (ii) changing the calculation of the compensation payable by PCIF Advisor to Nuveen Asset Management. The New NAM Sub-Advisory Agreement will become effective upon the approval of the Shareholders.
A copy of the New NAM Sub-Advisory Agreement is attached to this Proxy Statement as Annex C. You should read the New NAM Sub-Advisory Agreement in its entirety. The description in this Proxy Statement of the New NAM Sub-Advisory Agreement is only a summary.
Information Regarding Nuveen Asset Management
Nuveen Asset Management is registered as an investment adviser under the Advisers Act. Nuveen Asset Management is a subsidiary of Nuveen Fund Advisors, LLC, which is a subsidiary of Nuveen. Nuveen is the investment management arm of TIAA. TIAA constitutes the ultimate principal owner of Nuveen Asset Management. The address of Nuveen Asset Management and Nuveen Fund Advisors, LLC is 333 W. Wacker Dr., Chicago, IL 60606. The address of TIAA is 730 3rd Avenue, 6th Floor, New York, NY 10017.
Summary of the Existing NAM Sub-Advisory Agreement and the New NAM Sub-Advisory Agreement
If approved, Nuveen Asset Management will continue to provide the same advisory services to the Fund pursuant to the New NAM Sub-Advisory Agreement as it currently provides pursuant to the Existing NAM Sub-

Advisory Agreement. The terms of the Existing NAM Sub-Advisory Agreement will continue to provide Nuveen Asset Management with broad delegated authority to oversee the Fund’s Liquid Investment allocation. The percentage of the Fund's portfolio allocated to the Liquid Investments strategy managed by Nuveen Asset Management will continue to be managed by, and be at the discretion of, Churchill. Consistent with the Existing NAM Sub-Advisory Agreement, Nuveen Asset Management’s services under the New NAM Sub-Advisory Agreement will not be exclusive, and it will be free to furnish similar services to other entities, and it intends to do so, so long as its services to the Fund are not impaired. Nuveen Asset Management provides similar services to affiliates of the Fund, including Nuveen Churchill Direct Lending Corp., a publicly traded BDC.
Advisory Fees
Under the Existing NAM Sub-Advisory Agreement, Churchill paid, monthly in arrears, 0.375% of the daily weighted average principal amount of the Liquid Investments managed by Nuveen Asset Management. Under the New NAM Sub-Advisory Agreement, PCIF Advisor will pay, monthly in arrears, 50% of the aggregate amount of the management fee payable to PCIF Advisor under the New Advisory Agreement associated with the Liquid Assets managed by Nuveen Asset Management at the direction of Churchill. Fees payable to Nuveen Asset Management will be borne entirely by PCIF Advisor, and will not be directly incurred by the Fund.
Expenses
All professionals of Nuveen Asset Management, when and to the extent engaged in providing investment advisory and management services to the Fund, and the compensation and routine overhead expenses of personnel allocable to these services to the Fund are, and will continue to be, provided and paid for by Nuveen Asset Management and not by the Fund.
Limitations of Liability and Indemnification
The indemnification provisions under the New NAM Sub-Advisory Agreement will be identical to the indemnification provisions under the Existing NAM Sub-Advisory Agreement. The New NAM Sub-Advisory Agreement provides that Churchill will continue to indemnify Nuveen Asset Management and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with Nuveen Asset Management (collectively, the “Indemnified Parties”), for any liability, losses, damages, costs and expenses, including reasonable attorneys’ fees and amounts reasonably paid in settlement, except to the extent arising out of the Indemnified Parties’ willful malfeasance, bad faith, or gross negligence, in the performance their duties, or by reason of reckless disregard of their obligations and duties under the New NAM Sub-Advisory Agreement.
Term, Continuance and Termination
The New NAM Sub-Advisory Agreement provides that it will remain in effect for two (2) years from its effective date, and thereafter from year-to-year, subject to approval by the Board or a vote of a majority of the outstanding voting securities of the Fund and by approval of a majority of the Independent Trustees. The New NAM Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 120 days’ written notice, by (a) PCIF Advisor or Churchill, if the Board or an affirmative vote of a majority of the Fund’s outstanding voting securities determines that the New NAM Sub-Advisory Agreement should be terminated, or (b) Nuveen Asset Management.
Interests of Certain Persons in the Approval of the New NAM Sub-Advisory Agreement
Certain of the Fund’s executive officers and the interested trustees of the Board are also officers and employees of PCIF Advisor, Churchill, and Nuveen, which are affiliates of Nuveen Asset Management. Kenneth Kencel, our President and Chief Executive Officer and Chairman of our Board, is also the President and Chief Executive Officer of Churchill and PCIF Advisor and a member of Churchill’s Investment Committee. William Huffman, a member of the Board, is also President of Nuveen Equities and Fixed Income at Nuveen and the President of Nuveen Asset Management. Michael Perry, a member of the Board, is also the Head of Client Global Group at Nuveen. Shai Vichness, our Chief Financial Officer and Treasurer, also serves as the Chief Financial Officer of Churchill and PCIF Advisor and is a member of Churchill’s Senior Lending Investment Committee. John McCally, our Vice President and Secretary, is also a Senior Managing Director and General Counsel of Churchill. Marissa Short, our Controller, is also a Managing Director and Funds Controller of Churchill. None of the Fund's executive officers and the interested trustees of the Board, directly and indirectly, beneficially own any of our Common Shares as of the Record Date. TIAA, directly and indirectly, beneficially owns 54.5% of the Fund’s issued and outstanding Common Shares as of the Record Date.
Board Consideration of the New NAM Sub-Advisory Agreement
On February 20, 2024, the Board, including all of the Independent Trustees, approved the New NAM Sub-Advisory Agreement.
In its consideration of the New NAM Sub-Advisory Agreement, the Board focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to the Fund by Nuveen Asset Management; (b) the investment performance of individuals affiliated with the Fund and Nuveen Asset Management; (c) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives; (d) the Fund’s projected operating expenses and expense ratio compared to BDCs with similar investment objectives; (e) any existing and potential sources of indirect income to Nuveen Asset Management from its relationships with the Fund and the profitability of those relationships; (f) information about the services to be performed and the personnel who will be performing such services under the New NAM Sub-Advisory Agreement; (g) the organizational capability and financial condition of Nuveen Asset Management and its affiliates; (h) Nuveen Asset Management’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to Nuveen Asset Management; and (i) the possibility of obtaining similar services from other third party service providers or through an internally managed structure.
Based on the information reviewed and the discussion thereof, the Board, including all of the Independent Trustees, concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the New NAM Sub-Advisory Agreement as being in the best interests of our Shareholders.

Principal Executive Office
The principal executive office of each of PCIF Advisor and Churchill is 375 Park Avenue, 9th Floor, New York, NY 10152. The principal executive office of Nuveen Asset Management is located at 333 West Wacker Dr., Chicago, IL 60606.
THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE NEW NAM SUB-ADVISORY AGREEMENT.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
PricewaterhouseCoopers LLP, New York, New York, has been appointed by the Audit Committee and the Board to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2024. PricewaterhouseCoopers LLP acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2023. PricewaterhouseCoopers LLP has advised us that neither the firm nor any present member or associate of it has a direct financial or material indirect financial interest in the Fund or its affiliates. It is expected that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Fund by PricewaterhouseCoopers LLP for professional services performed for the fiscal year ended December 31, 2023 and the period from February 8, 2022 (inception) through December 31, 2022:

	For the fiscal year ended December 31, 2023	For the period from February 8, 2022 (inception) through December 31, 2022
Audit Fees	$ 274,500	$ 360,000
Audit-Related Fees	—	—
Tax Fees	45,150	106,700
All Other Fees	—	—
Total Fees	$ 319,650	$ 466,700

Audit Fees: Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our financial statements included in the Annual Report and the review of our financial statements included in our quarterly reports on Form 10-Q in accordance with generally accepted auditing principles in the United States (“U.S. GAAP”), this category contains fees for comfort letters, statutory audits, consents and assistance with and review of documents filed with the SEC.
Audit-Related Fees: Audit-related fees are assurance and related services that are reasonably related to the performance of the independent accountant, such as attest services that are not required by statute or regulation.
Tax Services Fees: Tax fees include professional fees for tax compliance and tax advice.
All Other Fees: Other fees would include fees for products and services other than the services reported above.

Pre-Approval Policies and Procedures
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and such services cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent registered public accounting firm to management.
Audit Committee Report*
The Audit Committee of the Board operates under a written charter adopted by the Board. The Audit Committee is currently composed of Messrs. Potter and Ritchie and Mses. Sklar and Smith.
Management is responsible for the Fund's internal controls over financial reporting. The Fund’s independent registered public accounting firm is responsible for performing an independent audit of the Fund’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and expressing an opinion on the conformity of those audited financial statements in accordance with U.S. GAAP. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Fund’s independent registered public accounting firm.
Audit Firm Selection/Ratification
At least annually, the Audit Committee reviews the Fund’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Fund. PricewaterhouseCoopers LLP has been the Fund’s independent registered public accounting firm since 2022.
When conducting its latest review of PricewaterhouseCoopers LLP, the Audit Committee actively engaged with PricewaterhouseCoopers LLP’s engagement partners and considered, among other factors:
•the professional qualifications of PricewaterhouseCoopers LLP and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Fund;
•PricewaterhouseCoopers LLP’s historical and recent performance on the Fund’s audits, including the extent and quality of PricewaterhouseCoopers LLP’s communications with the Audit Committee related thereto;

•senior management’s assessment of PricewaterhouseCoopers LLP’s performance;
•the appropriateness of PricewaterhouseCoopers LLP’s fees relative to both efficiency and audit quality;
•PricewaterhouseCoopers LLP’s independence policies and processes for maintaining its independence;
•PCAOB audit quality inspection reports on PricewaterhouseCoopers LLP;
•PricewaterhouseCoopers LLP’s tenure as the Fund’s independent registered public accounting firm and its related depth of understanding of the Fund’s businesses, operations and systems and the Fund’s accounting policies and practices;
•PricewaterhouseCoopers LLP’s professional integrity and objectivity; and
•the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.
As a result of this evaluation, the Audit Committee approved the appointment of PricewaterhouseCoopers LLP for the 2024 fiscal year.
Audit Engagement Partner Selection
Under SEC rules and PricewaterhouseCoopers LLP’s practice, the lead engagement audit partner is required to change every five years, and a new lead audit partner has been appointed beginning with the fiscal year ending December 31, 2024.
Pre-Approval Policy
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent registered public accounting firm to management.
During the fiscal year ended December 31, 2023, the Audit Committee pre-approved 100% of non-audit services in accordance with the pre-approval policy described above.

Review with Management
The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. GAAP.
Review and Discussion with Independent Registered Public Accounting Firm
The Audit Committee has discussed with PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, matters required to be discussed by the applicable requirements of the PCAOB. The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.
Conclusion
Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Fund’s Annual Report for the fiscal year ended December 31, 2023 for filing with the SEC. The Audit Committee also recommended the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2024.
Respectfully Submitted,
The Audit Committee
James Ritchie
Stephen Potter
Dee Dee Sklar
Sarah Smith
*    The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Fund under the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING
The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of Shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.
SUBMISSION OF SHAREHOLDER PROPOSALS
Any proposal of a Shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2025 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by us on or before December 18, 2024. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Vice President and Secretary, John McCally. Our Nominating Committee will review all Shareholder proposals and will make recommendations to the Board for action on such proposals.
Shareholder proposals or trustee nominations to be presented at the 2025 annual meeting of shareholders, other than shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.
Our bylaws require that the proposal or recommendation for trustee nominations must be delivered to, or mailed and received at, the principal executive offices of the Fund not earlier than November 18, 2024, the 150th day prior to the one year anniversary of the date of the Fund’s proxy statement for the preceding year’s annual meeting, and not later than 5:00 p.m., Eastern Time, on December 18, 2024, the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or trustee nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of 5:00 p.m., Eastern Time, on the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.
SUBMISSION OF COMPLAINTS
The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund’s Chief Compliance Officer, Charmagne Kukulka. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance

Officer, may submit complaints directly to the Audit Committee Chair. Complaints may also be submitted on an anonymous basis via an anonymous online reporting system.
HOUSEHOLDING
Mailings for multiple Shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all Shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Fund communications and would prefer to receive separate mailings of Fund communications, please contact John McCally by telephone at (704) 988-1628 or by mail to Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152, Attention: Vice President and Secretary, John McCally.
AVAILABLE INFORMATION
Copies of the Fund’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K are available at the Fund’s website (www.nuveen.com/pcap) or without charge, upon request. Please contact Investor Relations by telephone at (212) 478-9237, by email at PCAP-IR@churchillam.com or mail your request to Nuveen Churchill Private Capital Income Fund, 375 Park Avenue, 9th Floor, New York, NY 10152.
YOU ARE CORDIALLY INVITED TO PARTICIPATE IN THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, YOU ARE REQUESTED TO VOTE IN ACCORDANCE WITH THE VOTING INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, OR BY REQUESTING HARD COPY PROXY MATERIALS FROM US AND RETURNING A PROXY CARD.
PRIVACY NOTICE
The following information is provided to help investors understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
     In order to provide you with individualized service, the Fund collects certain nonpublic personal information about you from information you provide on your subscription agreement or other forms (such as your address and social security number), and information about your account transactions with the Fund (such as purchases of Common Shares and account balances). The Fund also may collect such information through your account inquiries by mail, email, telephone or website.
The Fund does not disclose any nonpublic personal information about you to anyone, except as permitted by law. Specifically, so that the Fund, Churchill and their affiliates may continue to offer services that best meet your investing needs, the Fund may disclose the information we collect, as described above, to companies that perform administrative or marketing services on behalf of the Fund, such as transfer agents, or printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which they have been hired, and are not permitted to use or share this information for any other purpose.

We will continue to adhere to the privacy policies and practices described in this notice if you no longer hold Common Shares.
The Fund and Churchill maintain internal security procedures to restrict access to your personal and account information to those officers and employees who need to know that information to service your account. The Fund maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V43986-P08472 ! ! ! For All Withhold All For All Except NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND 375 PARK AVENUE, 9TH FLOOR NEW YORK, NY 10152 01) Kenneth Kencel 02) William Huffman 03) Michael Perry 04) Stephen Potter 05) James Ritchie 06) Dee Dee Sklar 07) Sarah Smith 1. The election of the following persons as trustees, who will each serve as a trustee of Nuveen Churchill Private Capital Income Fund (the "Fund") until 2025, or until their respective successor is duly elected and qualified. 2. To approve an investment advisory agreement by and between the Fund and Churchill PCIF Advisor LLC (“PCIF Advisor”). 3. To approve an investment sub-advisory agreement by and between PCIF Advisor and Churchill Asset Management LLC (“Churchill”). 4. To approve an investment sub-advisory agreement by and among PCIF Advisor, Churchill and Nuveen Asset Management, LLC. The Board of Trustees recommends you vote FOR the following: To conduct such other business as may properly come before the Annual Meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! !! ! !! ! !! For Against Abstain VOTE BY INTERNET Before the Annual Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or the Annual Meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Annual Meeting - Go to www.virtualshareholdermeeting.com/PCAP2024 Shareholders of record may attend the Annual Meeting via the Internet and vote during the Annual Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or the Annual Meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V43987-P08472 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of the Annual Meeting, the Proxy Statement and the Annual Report on Form 10-K are available at www.proxyvote.com. This Proxy is Solicited on Behalf of the Board of Trustees of Nuveen Churchill Private Capital Income Fund for the Annual Meeting of Shareholders May 28, 2024 at 1:30 PM, Eastern Time The undersigned shareholder of Nuveen Churchill Private Capital Income Fund (the "Fund") acknowledges receipt of the Notice of Annual Meeting of Shareholders of the Fund (the "Annual Meeting") and hereby appoints Kenneth Kencel, Shaul Vichness and John McCally, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the common shares of beneficial interest of the Fund which the undersigned is entitled to vote at the Annual Meeting to be held at 1:30 PM, EDT on May 28, 2024 at www.virtualshareholdermeeting.com/PCAP2024, and any adjournment or postponement thereof. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR each of the proposals in accordance with the recommendation of the Fund's board of trustees and in the discretion of the proxies with respect to any other matters that may properly come before the Annual Meeting. Continued and to be signed on reverse side

Annex A
INVESTMENT ADVISORY AGREEMENT
BETWEEN
NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND
AND
CHURCHILL PCIF ADVISOR LLC

This Investment Advisory Agreement, dated as of ________, 2024 (this “Agreement”), between NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND, a Delaware statutory trust (the “Fund”), and CHURCHILL PCIF ADVISOR LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Fund is a non-diversified, closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (together with the rules promulgated thereunder, the “Advisers Act”);

WHEREAS, the Fund desires to retain the Adviser to provide investment advisory services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Adviser is willing to provide investment advisory services to the Fund in the manner and on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Fund and the Adviser hereby agree as follows:

1.In General.

The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of the Fund’s assets and to supervise and arrange for the day-to-day operations of the Fund and the purchase of assets for and the sale of assets held in the investment portfolio of the Fund.

2.Duties and Obligations of the Adviser with Respect to Investment of Assets of the Fund.

(a)    Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Fund’s board of trustees (the “Board”), the Adviser shall act as the investment adviser to the Fund and shall manage the investment and reinvestment of the assets of the Fund.  Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement,

(i)determine the composition of the portfolio of the Fund, the nature and timing of the changes therein and the manner of implementing such changes;

(ii)identify, evaluate and negotiate the structure of the investments made by the Fund;

(iii)execute, close, service and monitor the investments that the Fund makes;

(iv)determine the securities and other assets that the Fund will purchase, retain or sell;

(v)perform due diligence on prospective portfolio companies;

(vi)provide the Fund with such other investment advisory, research and related services as the Fund may, from time to time, reasonably require for the investment of its funds,

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(vii)subject to the Fund’s policies and procedures, manage the capital structure of the Fund, including, but not limited to, asset and liability management,

(viii) upon request by an official or agency administering the securities laws of a state (a “State Administrator”), submit to such State Administrator the reports and statements required to be distributed to the Fund’s shareholders pursuant to this Agreement, any registration statement filed with the U.S. Securities and Exchange Commission (“SEC”) and applicable federal and state law; and

(ix)retain a fiduciary responsibility and duty to the Fund for the safekeeping and use of all the funds and assets of the Fund, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Fund. The Adviser shall not contract away any fiduciary obligation owed by the Adviser to the Fund’s shareholders under common law.

Subject to the supervision of the Board, Adviser shall have the power and authority on behalf of the Fund to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments and the placing of orders for other purchase or sale transactions on behalf of the Fund.  In the event that the Fund determines to acquire debt financing or to refinance existing debt financing, the Adviser shall arrange for such financing on the Fund’s behalf, subject to the oversight and approval of the Board. If it is necessary for the Adviser to make investments on behalf of the Fund through a subsidiary or special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such subsidiary or special purpose vehicle and to make such investments through such subsidiary or special purpose vehicle (in accordance with the 1940 Act).  Nothing contained herein shall be construed to restrict the Fund’s right to hire its own employees or to contract for administrative services to be performed by third parties, including but not limited to, the calculation of the net asset value of the Fund’s common shares of beneficial interest (“Shares”).

(b)    In the performance of its duties under this Agreement, the Adviser shall at all times use all reasonable efforts to conform to, and act in accordance with, any requirements imposed by (i) the provisions of the 1940 Act, and of any rules or regulations in force thereunder, subject to the terms of any exemptive order applicable to the Fund; (ii) any other applicable provision of law; (iii) the provisions of the Fund’s Fifth Amended and Restated Declaration of Trust (the “Declaration of Trust”) and the Fund’s Third Amended and Restated Bylaws, as such documents may be amended from time to time; (iv) the investment objective, policies and restrictions applicable to the Fund as set forth in the reports and/or registration statements or prospectuses that the Fund files with the SEC, as they may be amended from time to time by the Board; and (v) any policies and determinations of the Board and provided in writing to the Adviser.

(c)    The Adviser shall cause significant managerial assistance to be offered to the Fund’s portfolio companies to the extent required by the 1940 Act.

(d)    The Adviser may engage one or more investment advisers (each, a “Sub-Adviser”) which are registered under the Advisers Act to act as sub-advisers to provide the Fund any of the services required to be performed by the Adviser under the Agreement, all as shall be set forth in a written contract (each, a “Sub-Advisory Agreement”) to which the Adviser and Sub-Adviser shall be parties, which Sub-Advisory Agreement shall be subject to approval by the vote of a majority of the members of the Board who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Adviser, any sub-adviser, or of the Fund (each, a “Independent Trustee”), cast in person at a meeting called for the purpose of voting on such approval and, to the extent required by the 1940 Act, by the vote of a majority of the outstanding voting securities of the Fund and otherwise consistent with the terms of the 1940 Act. The Adviser and not the Fund shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Fund to pay directly to any Sub-Adviser the amounts due and payable to such Sub-Adviser from the fees and expenses payable to the Adviser under this Agreement.

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(e)    The Adviser will maintain all books and records with respect to the Fund’s securities transactions required by sub-paragraphs (b)(5), (6), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by Churchill BDC Administration LLC (f/k/a Nuveen Churchill Administration LLC), the administrator to the Fund (the “Administrator”) under the administration agreement to be entered into by and between the Fund and the Administrator concurrent herewith (the “Administration Agreement”)), or by the Fund’s custodian or transfer agent and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law, subject to observance of its confidentiality obligations under this Agreement.

(f)    The Adviser is hereby authorized, on behalf of the Fund and at the direction of the Board pursuant to delegated authority, to possess, transfer, mortgage, pledge or otherwise deal in, and exercise all rights, powers, privileges and other incidents of ownership or possession with respect to, the Fund’s investments and other property and funds held or owned by the Fund, including voting and providing consents and waivers with respect to the Fund’s investments and exercising and enforcing rights with respect to any claims relating to the Fund’s investments and other property and funds, including with respect to litigation, bankruptcy or other reorganization.

(g)    The Adviser will provide to the Board such periodic and special reports as it may reasonably request.

3.Expenses.

(a)    The expenses incurred by the Adviser and its officers, when and to the extent engaged in providing investment advisory and management services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Fund.  For avoidance of doubt, unless the Adviser elects to bear or waive any of the following costs (in its sole and absolute discretion), the Fund shall bear all other costs and expenses of its operations and transactions, including, without limitation, those relating to:
(i)the organization of the Fund;

(ii)calculating net asset value (including the cost and expenses of any independent third-party valuation firm);

(iii)expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, the Sub-Adviser, or members of its investment teams, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights;

(iv)fees and expenses incurred by the Adviser (and its affiliates), the Sub-Adviser (and its affiliates), or the Administrator (or its affiliates) payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Fund and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring the Fund’s investments and monitoring investments and portfolio companies on an ongoing basis;

(v)any and all fees, costs and expenses incurred in connection with the incurrence of leverage and indebtedness of the Fund, including borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on the Fund’s borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for the account of the Fund and in making, carrying, funding and/or otherwise resolving investment guarantees);

(vi)offerings, sales, and repurchases of the Shares interest and other securities;

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(vii)fees and expenses payable under the intermediary manager agreement between the Fund and Nuveen Securities, LLC and selected dealer agreements, if any;

(viii)investment advisory fees payable under Section 7 of this Agreement;

(ix)administration fees and expenses, if any, payable under the administration agreement by and between the Fund and the Administrator (the “Administration Agreement”) (including payments under the Administration Agreement, based upon the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including the allocable portion of the cost of the Fund’s chief financial officer and chief compliance officer, and their respective staffs);

(x)costs incurred in connection with investor relations and Board relations;

(xi)any applicable administrative agent fees or loan arranging fees incurred with respect to the Fund’s portfolio investments by the Adviser, the Sub-Adviser, the Administrator or an affiliate thereof;

(xii)any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the benefit of the Fund (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses);

(xiii)transfer agent, dividend agent and custodial fees and expenses;

(xiv)federal and state registration fees;

(xv)federal, state and local taxes;

(xvi)fees and expenses of the members of the Board who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Adviser, the Sub-Adviser or of the Fund (each, an “Independent Trustee”), including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the Independent Trustees;

(xvii)costs of preparing and filing reports or other documents required by the SEC, Financial Industry Regulatory Authority, Inc., U.S. Commodity Futures Trading Commission, or other regulators, and all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings related to the Fund’s activities and/or other regulatory filings, notices or disclosures of the Adviser, the Sub-Adviser and their respective affiliates relating to the Fund and its activities;

(xviii)costs of any reports, proxy statements or other notices to shareholders, including printing costs;

(xix)fidelity bond, trustees and officers/errors and omissions liability insurance, and any other insurance premiums;

(xx)direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, tax preparers and outside legal costs;

(xxi)proxy voting expenses;

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(xxii)all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board to or on account of holders of the securities of the Fund, including in connection with the distribution reinvestment plan or the share repurchase program;

(xxiii)costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;

(xxiv)the allocated costs incurred by the Adviser, the Sub-Adviser and/or the Administrator in providing managerial assistance to those portfolio companies that request it;

(xxv)allocable fees and expenses associated with marketing efforts on behalf of the Fund;

(xxvi)all fees, costs and expenses of any litigation involving the Fund or its portfolio companies and the amount of any judgments or settlements paid in connection therewith, trustees and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to the Fund’s affairs;

(xxvii)fees, costs and expenses of winding up and liquidating the Fund’s assets; and

(xxviii)all other expenses incurred by the Fund, the Adviser, the Sub-Adviser or the Administrator in connection with administering the Fund’s business.
(b)    During the term of this Agreement, the Adviser will bear all compensation expense (including health insurance, pension benefits, payroll taxes and other compensation related matters) of its employees and shall bear the costs of any salaries of any officers or directors of the Fund who are affiliated persons (as defined in the 1940 Act) of the Adviser.
4.    Services Not Exclusive.
Nothing in this Agreement shall prevent the Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, whether or not the investment objectives or policies of any such other person, firm, or corporation are similar to those of the Fund, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting.
5.    Confidentiality.
The parties hereto agree that each shall treat confidentially all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto, including all “nonpublic personal information,” as defined under the Gramm-Leach-Bliley Act of 1999 (Public law 106-102, 113 Stat. 1138), shall be used by the other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party, without the prior consent of such providing party, except that such confidential information may be disclosed to an affiliate or agent of the disclosing party to be used for the sole purpose of providing the services set forth herein. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is requested by or required to be disclosed to any governmental or regulatory authority, including in connection with any required regulatory filings or examinations, by judicial or administrative process or otherwise by applicable law or regulation.
6.    Best Execution; Research Services.
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(a)    The Adviser will not typically use a broker or dealer, but if a broker or dealer is required to effectuate a transaction on behalf of the Fund, the Adviser will engage one as described below. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term, subject to review by the Board from time to time with respect to the extent and continuation of such practice to determine whether the Fund benefits, directly or indirectly, from such practice.
(b)    All Front End Fees (as defined in the Declaration of Trust) shall be reasonable and shall not exceed 18% of the gross proceeds of any offering, regardless of the source of payment and the percentage of gross proceeds of any offering committed to investment shall be at least eighty-two percent (82%). All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Fund, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.
7.     Compensation of the Adviser.
The Fund agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee and an incentive fee as hereinafter set forth. The Fund shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.
(a)    Management Fee. The management fee is payable monthly in arrears at an annual rate of 0.75% of the value of the Fund’s net assets as of the beginning of the first calendar day of the applicable month. For the first calendar month in which the Fund has operations, net assets will be measured as the beginning net assets as of the date on which the Fund breaks escrow.

(b)    Incentive Fee. The incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Fund’s income and a portion is based on a percentage of the Fund’s capital gains, each as described below.

(i)    Incentive Fee on Pre-Incentive Fee Net Investment Income. The portion based on the Fund’s income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means, as the context requires, either the dollar value of, or percentage rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees).
Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of
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expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.
Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.50% per quarter (6.0% annualized).
The Fund will pay the Adviser an incentive fee quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:
•no incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which our Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6.0% annualized);

•100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.76% (7.06% annualized). This referred to as Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.76%) as the “catch-up”; and

•15% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.76% (7.06% annualized).
(ii)        Incentive Fee Based on Capital Gains. The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals:
•15% of cumulative realized capital gains from inception through the end of such calendar, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with accounting principles generally accepted in the United States (“GAAP”).
Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. The Fund will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if the Fund were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to this Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
The fees that are payable under the Advisory Agreement for any partial period will be appropriately prorated.
8.    Representations and Warranties.
(a)    The Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the Advisers Act, and the Adviser agrees to maintain effective all material requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.
(b)    The Adviser shall prepare or shall cause to be prepared and distributed to shareholders during each year the following reports of the Fund (either included in a periodic report filed with the SEC or distributed in a separate report): (i) within sixty (60) days of the end of each quarter, a report containing the same financial information contained in the Fund’s Quarterly Report on Form 10-Q filed by the Fund under the Securities Exchange Act of 1934, as amended; (ii) within one hundred and twenty (120) days after the end of the Fund’s fiscal year, an annual report that shall include financial statements prepared in accordance with GAAP which are audited and reported on by independent certified public accountants; (iii) a report of the material activities of the Fund during the period covered by the report; (iv) where forecasts have been provided to the Fund’s shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (v) a report setting forth distributions to the Fund’s shareholders for the period covered thereby and separately identifying distributions from: (A) cash flow from operations during the period; (B) cash flow from operations during a prior
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period which have been held as reserves; (C) proceeds from disposition of assets; and (D) reserves from the gross proceeds of the Fund’s offering.
(c)    From time to time and not less than quarterly, the Fund shall cause the Adviser to review the Fund’s accounts to determine whether cash distributions are appropriate. The Fund may, subject to authorization by the Board, distribute pro rata to the Fund’s shareholders funds that the Board deems unnecessary to retain in the Fund. The Board may, from time to time, authorize the Fund to declare and pay to the Fund’s shareholders such dividends or other distributions, in cash or other assets of the Fund or in securities of the Fund, including in shares of one class or series payable to the holders of the shares of another class or series, or from any other source as the Board of Trustees in its discretion shall determine. Any such cash distributions to the Adviser shall be made only in conjunction with distributions to shareholders and only out of funds properly allocated to the Adviser’s account. All such cash distributions shall be made only out of funds legally available therefor.
(d)    The Adviser shall, in its sole discretion, temporarily place proceeds from offerings by the Fund of its equity securities into short-term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Fund and the nature, timing and implementation of any changes thereto pursuant to Section 2 of the this Agreement; provided however, that the Adviser shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Adviser shall cause any proceeds of the offering of Fund securities not committed for investment within the later of two years from the date of effectiveness of the Registration Statement or one year from termination of the offering, unless a longer period is permitted by the applicable State Administrator, to be paid as a distribution to the shareholders of the Fund as a return of capital without deduction of a sales load.
9.    Indemnification.
(a)    The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder in good faith and shall not be responsible for any action of the Board in following or declining to follow any advice or recommendations of the Adviser. The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) shall not be liable to the Fund for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Fund shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs, demands, charges, claims and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of any actions or omissions or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Fund. Notwithstanding the preceding sentence of this Section 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of fraud, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder).The following provisions in Sections 9(b) – (c) shall not apply in respect of Nuveen Securities, LLC or the Administrator.
(b)    Notwithstanding Section 9(a) to the contrary, the Fund shall not provide for indemnification of an Indemnified Party for any liability or loss suffered by an Indemnified Party, nor shall the Fund provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Fund, unless all of the following conditions are met:
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(i)the Fund has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Fund;

(ii)the Fund has determined, in good faith, that the Indemnified Party was acting on behalf of or performing services for the Fund;

(iii)the Fund has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnified Party is the Adviser or an Affiliate (as defined in the Declaration of Trust) of the Adviser, or (B) gross negligence or willful misconduct, in the case that the Indemnified Party is a trustee of the Fund who is not also an officer of the Fund or the Adviser or an Affiliate of the Adviser; and

(iv)such indemnification or agreement to hold harmless is recoverable only out of the Fund’s net assets and not from the Fund shareholders.
Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:
(i)there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnified Party;

(ii)such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnified Party; or

(iii)a court of competent jurisdiction approves a settlement of the claims against the Indemnified Party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which Shares were offered or sold as to indemnification for violations of securities laws.
(c) The Fund may pay or reimburse reasonable legal expenses and other costs incurred by the Indemnified Party in advance of final disposition of a proceeding only if all of the following are satisfied:
(i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund;
(ii) the Indemnified Party provides the Fund with written affirmation of such Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Fund;
(iii) the legal proceeding was initiated by a third party who is not a Fund shareholder, or, if by a Fund shareholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and
(iv) the Indemnified Party provides the Fund with a written agreement to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnified Party did not comply with the requisite standard of conduct and is not entitled to indemnification.
10.    Duration and Termination.
(a)    This Agreement shall become effective as of the first date written above. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice (i) by the vote of a majority of the outstanding voting securities of the Fund or (ii) by the vote of the Board. This Agreement may be terminated at any time, without the payment of any penalty, on 120 days’ written notice by the Adviser; provided, however, that in the event of the voluntary withdrawal of the Adviser, if the shareholders of the Fund or any remaining adviser
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elects to continue the Fund’s operations, the Adviser shall pay all expenses incurred by the Fund as a result of the Adviser’s withdrawal. The provisions of Section 10 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, Section 9 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.
(b)    Unless earlier terminated pursuant to clause (a) above, this Agreement shall continue in effect for two years from the date hereof, or to the extent consistent with the requirements of the 1940 Act, from the date of the Fund’s election to be regulated as a BDC under the 1940 Act, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Independent Trustees in accordance with the requirements of the 1940 Act.
(c)    This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).
(d)    After the termination of this Agreement, the Adviser shall not be entitled to compensation for further services provided hereunder, except that it shall be entitled to receive from the Fund within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement, including any deferred fees. The Adviser shall promptly upon termination:
(i) deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;
(ii) deliver to the Board all assets and documents of the Fund then in custody of the Adviser; and
(iii) cooperate with the Fund to provide an orderly management transition.
(e)    Without the approval of holders of a majority of the Shares entitled to vote on the matter, or such other approval as may be required under the mandatory provisions of any applicable laws or regulations, or other provisions of the Declaration of Trust, the Adviser shall not: (i) modify this Agreement except for amendments that do not adversely affect the rights of the shareholders; (ii) appoint a new investment adviser (other than a sub-adviser pursuant to the terms of this Agreement and applicable law); (iii) sell all or substantially all of the Fund’s assets other than in the ordinary course of the Fund’s business; or (iv) except as otherwise permitted herein, voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Fund and would not materially adversely affect the shareholders.
(f)    The Fund may terminate the Adviser’s interest in the Fund’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser and the Fund. If the Fund and the Adviser cannot agree upon such amount, the parties will submit to binding arbitration which cost will be borne equally by the Adviser and the Fund. The method of payment to the terminated Adviser must be fair and must protect the solvency and liquidity of the Fund.
11.     Conflicts of Interest and Prohibited Activities.
(a)    The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Fund.
(b)    The Adviser shall not: (i) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws or the NASAA Omnibus Guidelines (“Omnibus Guidelines”); (ii) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws or the Omnibus Guidelines governing the guidelines set forth in clause (i); or (iii) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws or the Omnibus Guidelines.
(c)    The Adviser shall not directly or indirectly pay or award any fees or commissions or other compensation to any person engaged to sell Shares or give investment advice to a potential shareholder; provided,
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however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of normal sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing Shares, including out of the Adviser’s own assets, including those amounts paid to the Adviser under this Agreement.
(d)    The Adviser covenants that it shall not permit or cause to be permitted the Fund’s funds to be commingled with the funds of any other person and the funds will be protected from the claims of affiliated companies.
12.    Access to Shareholder List.
If a shareholder requests a copy of the Shareholder List pursuant to Article XI, Section 11.3 of the Declaration of Trust or any successor provision thereto (the “Declaration of Trust Shareholder List Provision”), the Adviser is hereby authorized to request a copy of the Shareholder List from the Fund’s transfer agent and send a copy of the Shareholder List to any shareholder so requesting in accordance with the Declaration of Trust Shareholder List Provision. The Adviser and the Board shall be liable to any shareholder requesting the list for the costs, including attorneys’ fees, incurred by that shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of shareholder or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a shareholder relative to the affairs of the Fund.
13.    Amendment of this Agreement.

This Agreement may be amended by mutual consent of the parties, subject to the requirements of applicable law.

14.    Use of Name.

The Adviser has consented to the use by the Fund of “Nuveen” and “Churchill” in the name of the Fund. Such consent is conditioned upon the employment of the Adviser as the investment adviser to the Fund. Either of “Nuveen” or “Churchill” may be used from time to time in other connections and for other purposes by the Adviser and any of its affiliates. The Adviser may require the Fund to cease using either or both of “Nuveen” and/or “Churchill” in the name of the Fund, if the Fund ceases to employ, for any reason, the Adviser, any successor thereto or any affiliate thereof as investment adviser to the Fund. If so required by the Adviser, the Fund will cease using either or both of “Nuveen” and/or “Churchill” in its name as promptly as practicable and make all reasonable efforts to remove “Nuveen” and/or “Churchill” from its name.

15.    Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and in accordance with the applicable provisions of the 1940 Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the 1940 Act, the latter shall control.

16.    Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.
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17.    Counterparts.

This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.
[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.

NUVEEN CHURCHILL PRIVATE CAPITAL INCOME FUND

By:
Name:	John D. McCally
Title:	Vice President and Secretary

CHURCHILL ASSET MANAGEMENT LLC

By:
Name:	John D. McCally
Title:	Senior Managing Director, Secretary and General Counsel

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Annex B
INVESTMENT SUB-ADVISORY AGREEMENT
THIS INVESTMENT SUB-ADVISORY AGREEMENT made this ____ day of ____, 2024, by and between CHURCHILL PCIF ADVISOR LLC, a Delaware limited liability company (the “Adviser”), and CHURCHILL ASSET MANAGEMENT LLC, a Delaware limited liability company (the “Sub-Adviser”).
WHEREAS, the Adviser and the Sub-Adviser are investment advisers that are registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment management services;
WHEREAS, the Adviser has been retained to act as the investment adviser to Nuveen Churchill Private Capital Income Fund, a Delaware statutory trust (the “Fund”), that operates as a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), pursuant to an investment advisory agreement, dated ________, 2024 (the “Advisory Agreement”);
WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Fund’s board of trustees (the “Board”), to delegate certain of its duties thereunder to other investment advisers, subject to the requirements of the 1940 Act; and
WHEREAS, the Adviser desires to retain the Sub-Adviser to assist in its fulfilling of its obligations under the Advisory Agreement.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:
1.    Duties of the Sub-Adviser.
(a)     Retention of Sub-Adviser. The Adviser hereby engages the Sub-Adviser to manage the investment and reinvestment of the assets of the Fund, subject to the terms set forth herein and subject to the supervision of the Adviser and the Board.
(b)     Responsibilities of Sub-Adviser. Subject to the supervision of the Adviser and the Board at all times, the Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund, all on behalf of the Adviser.
(c)     Acceptance of Engagement. The Sub-Adviser hereby agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein. The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (i) the Fund’s investment objective, policies and restrictions set forth in the Fund’s prospectus; (ii) such policies, directives, regulatory restrictions and compliance policies as the Adviser may from time to time establish or issue and communicate to the Sub-Adviser in writing; and (iii) applicable law and related regulations.
(d)    Independent Contractor Status. The Sub-Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Adviser or the Fund in any way or otherwise be deemed an agent of the Adviser or the Fund.
(e)     Brokerage Commissions. The Sub-Adviser will not typically use a broker or dealer, but if a broker or dealer is used, the Sub-Adviser will place orders with any broker or dealer in connection with making investments for the Fund, on the Adviser’s behalf hereunder. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Sub-Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Sub-Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term, subject to review by the Board from time to time with respect to the extent and continuation of such practice to determine whether the Fund benefits, directly or indirectly, from such practice.
(f)     Voting of Proxies. The Adviser hereby delegates to the Sub-Adviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other assets of the Fund (the “Sub-Adviser Assets”) and authorizes the Sub-Adviser to delegate further such discretionary authority to a designee identified in a notice given to the Fund and the Adviser. The Sub-Adviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities and other investments in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser or the Fund or take any action with respect thereto. Such authorization shall include the ability to exercise authority with regard to corporate actions affecting investments in the Sub-Adviser Assets.
The Sub-Adviser has established a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Sub-Adviser will provide the Adviser, or its designee, a copy of such procedure and establish a process for the timely distribution of the Sub-Adviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by U.S. Securities and Exchange Commission (“SEC”) filings under the 1940 Act, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended , and the Sarbanes-Oxley Act of 2002, as amended, respectively.
(g)     Power and Authority. To facilitate the Sub-Adviser’s performance of its responsibilities, but subject to the restrictions contained herein, the Adviser, on behalf of the Fund, hereby delegates to the Sub-Adviser, and the Sub-Adviser hereby accepts, the power and authority to act on behalf of the Fund to effectuate investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments, the placing of orders for other purchase or sale transactions on behalf of the Fund and the transfer of cash and other assets to facilitate the arrangement of the Fund’s investments. If the Sub-Adviser deems it necessary or advisable to make, through a special purpose vehicle, any investment it is permitted hereunder to make on behalf of the Fund, then the Sub-Adviser shall have authority to create, or arrange for the creation of, such special purpose vehicle and to make such investment through such special purpose vehicle. The Adviser, on behalf of the Fund, but subject to the restrictions contained herein, also grants to the Sub-Adviser the power and authority to engage in all activities and transactions (and anything incidental thereto) that the Sub-Adviser reasonably deems appropriate, necessary or advisable to carry out its duties pursuant to this Agreement or otherwise not in conflict with the Fifth Amended and Restated Declaration of Trust and the Third Amended and Restated Bylaws of the Fund. Any such actions taken by the Sub-Adviser on behalf of the Fund shall be in the name of the Fund.
2.    Expenses.
During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Sub-Adviser, at its sole expense, shall employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement; provided however, that the Sub-Adviser may not sub-contract or assign its duties under this Agreement to third-parties. In addition, the Fund or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser in connection with services provided by the Sub-Adviser outside of the scope of this Agreement, specifically at the request of and on behalf of the Fund or the Adviser.  In such instances, the Sub-Adviser shall keep and supply to the Fund and/or the Adviser, as applicable, reasonable records of all such expenses. For the avoidance of doubt, unless the Sub-Adviser elects to bear or waive any of the following costs (in its sole
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and absolute discretion), the Fund shall bear all other costs and expenses of its operations and transactions, including, without limitation, those relating to:
(i)    the organization of the Fund;
(ii)    calculating net asset value (including the cost and expenses of any independent third-party valuation firm);
(iii)    expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, the Sub-Adviser, or members of their investment teams, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights;
(iv)    fees and expenses incurred by the Adviser, the Sub-Adviser, Churchill BDC Administration LLC (f/k/a Nuveen Churchill Administration LLC) (the “Administrator”) or an affiliate thereof, payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Fund and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring the Fund’s investments and monitoring investments and portfolio companies on an ongoing basis;
(v)    any and all fees, costs and expenses incurred in connection with the incurrence of leverage and indebtedness of the Fund, including borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on the Fund’s borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for the account of the Fund and in making, carrying, funding and/or otherwise resolving investment guarantees);
(vi)    offerings, sales, and repurchases of the Fund’s shares of beneficial interest and other securities;
(vii)    fees and expenses payable under the intermediary manager agreement between the Fund and Nuveen Securities, LLC and selected dealer agreements, if any;
(viii)    investment advisory fees payable under Section 7 of the Advisory Agreement;
(ix)    administration fees and expenses, if any, payable under the administration agreement, by and between the Fund and the Administrator (the “Administration Agreement”), (including payments under the Administration Agreement, based upon the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including the allocable portion of the cost of the Fund’s chief financial officer and chief compliance officer, and their respective staffs);
(x)    costs incurred in connection with investor relations and Board relations;
(xii)    any applicable administrative agent fees or loan arranging fees incurred with respect to the Fund’s portfolio investments by the Adviser, the Sub-Adviser, the Administrator or an affiliate thereof;
(xii)    any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the benefit of the Fund (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses);
(xiii)    transfer agent, dividend agent and custodial fees and expenses;
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(xiv)    federal and state registration fees;
(xv)    federal, state and local taxes;
(xvi)    fees and expenses of the members of the Board who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Adviser, the Sub-Adviser or of the Fund (each, an “Independent Trustee”), including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the Independent Trustees;
(xvii)    costs of preparing and filing reports or other documents required by the SEC, Financial Industry Regulatory Authority, Inc., U.S. Commodity Futures Trading Commission, or other regulators, and all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings related to the Fund’s activities and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to the Fund and its activities;
(xviii)    costs of any reports, proxy statements or other notices to shareholders, including printing costs;
(xix)    fidelity bond, trustees and officers/errors and omissions liability insurance, and any other insurance premiums;
(xx)    direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, tax preparers and outside legal costs;
(xxi)    proxy voting expenses;
(xxii)    all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board o to or on account of holders of the securities of the Fund, including in connection with the distribution reinvestment plan or the share repurchase program;
(xxiii)    costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;
(xxiv).    the allocated costs incurred by the Adviser, the Sub-Adviser and/or the Administrator in providing managerial assistance to those portfolio companies that request it;
(xxv)    allocable fees and expenses associated with marketing efforts on behalf of the Fund;
(xxvi)    all fees, costs and expenses of any litigation involving the Fund or its portfolio companies and the amount of any judgments or settlements paid in connection therewith, trustees and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to the Fund’s affairs;
(xxvii) fees, costs and expenses of winding up and liquidating the Fund’s assets; and
(xxviii) all other expenses incurred by the Fund, the Sub-Adviser, or the Administrator in connection with administering the Fund’s business.
3.    Compensation.

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(a)     For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, 70% of the aggregate amount of the management fee, the incentive fee on income, and the incentive fee on capital gains as set forth in the Advisory Agreement.

(b)     The management fee and the incentive fee on income will be payable quarterly in arrears and the incentive fee on capital gains will be payable annually pursuant to the terms of the Advisory Agreement.
4.    Liability and Indemnification.
(a)     The duties of the Sub-Adviser shall be confined to those expressly set forth herein. The Sub-Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Sub-Adviser) shall not be liable for any action taken or omitted to be taken by the Sub-Adviser or such other person in connection with the performance of any of its duties or obligations hereunder, except to the extent resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. As used in this Section 7(a), the term “Sub-Adviser” shall include, without limitation, the Sub-Adviser’s affiliates and the Sub-Adviser’s and its affiliates’ respective partners, shareholders, directors, members, principals, officers, employees and other agents of the Sub-Adviser.
(b)     (i) Except as set forth in clause (ii), the Adviser shall indemnify the Sub-Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Sub-Adviser) (collectively, the “Indemnified Parties”), for any liability, losses, damages, costs and expenses, including reasonable attorneys’ fees and amounts reasonably paid in settlement (“Losses”), howsoever arising from, or in connection with, the Sub-Adviser’s performance of its obligations under this Agreement and (ii) the Adviser shall indemnify the Indemnified Parties for any Losses arising from, or in connection with, the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of the performance of its obligations under this Agreement or the Advisory Agreement; provided, however, that in the case of clauses (i) and (ii) the Sub-Adviser shall not be indemnified for any Losses that may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.
5.    Confidentiality
The parties hereto agree that each shall treat confidentially all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto, including all “nonpublic personal information,” as defined under the Gramm-Leach-Bliley Act of 1999 (Public law 106-102, 113 Stat. 1138), shall be used by the other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party, without the prior consent of such providing party, except that such confidential information may be disclosed to an affiliate or agent of the disclosing party to be used for the sole purpose of providing the services set forth herein. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is requested by or required to be disclosed to any governmental or regulatory authority, including in connection with any required regulatory filings or examinations, by judicial or administrative process or otherwise by applicable law or regulation.
6.    Responsibility of Dual Directors, Officers and/or Employees
If any person who is a director, officer, equityholder or employee of the Sub-Adviser or its affiliates is or becomes a director, officer, equityholder and/or employee of the Fund and acts as such in any business of the Fund, then such trustee, officer, equityholder and/or employee of the Sub-Adviser or its affiliates shall be deemed to be acting in such capacity solely for the Fund, and not as a trustee, officer,
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equityholder or employee of the Sub-Adviser or its affiliates or under the control or direction of the Sub-Adviser or its affiliates, even if paid by the Sub-Adviser.
7.    Duration and Termination of Agreement.
(a)     This Agreement shall become effective as of the effective date of the Advisory Agreement (the “Effective Date”). This Agreement may be terminated at any time, without the payment of any penalty, upon 120 days’ written notice, by (i) the Adviser, if the Board or a “majority of the outstanding voting securities” (as such term is defined in Section 2(a)(42) of the 1940 Act) of the Fund determines that this Agreement should be terminated, or (ii) the Sub-Adviser. The provisions of Section 7 of this Agreement shall remain in full force and effect, and the Sub-Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Sub-Adviser shall be entitled to any amounts owed under Section 6 through the date of termination or expiration.
(b)     Unless earlier terminated pursuant to clause (a) above, this Agreement shall continue in effect for two years from the Effective Date and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Independent Trustees in accordance with the requirements of the 1940 Act.
(c)     This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).
8.    Services Not Exclusive.
Nothing in this Agreement shall prevent the Sub-Adviser or any member, manager, officer, employee, agent or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its members, managers, officers, employees, agents or other affiliates from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting. For the avoidance of doubt, the Adviser and the Sub-Adviser (or either of their respective affiliates) may enter into one or more agreements pursuant to which the Sub-Adviser and/or its affiliates and their personnel may be restricted in their investment management activities. The Sub-Adviser or any member, manager, officer, employee, agent or other affiliate thereof may allocate their time between advising the Fund and managing other investment activities and business activities in which they may be involved.
9.    Notices.

Any notices and other writings contemplated by this Agreement shall be delivered to the other party by (i) first class postage prepaid, (ii) a nationally recognized overnight courier or (iii) electronic mail. All such notices shall be addressed, as follows:

If to the Adviser:        Churchill PCIF Advisor LLC
                8500 Andrew Carnegie Blvd
Charlotte, NC 28262
Attn: John McCally, General Counsel
Email: john.mccally@churchillam.com

If to the Sub-Adviser:        Churchill Asset Management LLC
                8500 Andrew Carnegie Blvd
Charlotte, NC 28262
Attn: John McCally, General Counsel
Email: john.mccally@churchillam.com
10.    Amendments of this Agreement.
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This Agreement may be amended by mutual consent of the parties, subject to the requirements of applicable law.
11.    Entire Agreement; Governing Law.
This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and in accordance with the applicable provisions of the 1940 Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the 1940 Act, the latter shall control.
12.     Miscellaneous.
The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.
13.     Counterparts.
This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

CHURCHILL PCIF ADVISOR LLC

By:

Name:    John D. McCally
Title:    Senior Managing Director, Secretary and General Counsel

CHURCHILL ASSET MANAGEMENT LLC

By:

Name:    John D. McCally
Title:    Senior Managing Director, Secretary and General Counsel

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Annex C
INVESTMENT SUB-ADVISORY AGREEMENT
THIS INVESTMENT SUB-ADVISORY AGREEMENT made this ____ day of ____, 2024 (this “Agreement”), by and among CHURCHILL PCIF ADVISOR LLC, a Delaware limited liability company (the “Adviser”), CHURCHILL ASSET MANAGEMENT LLC, a Delaware limited liability company (“Churchill”), and NUVEEN ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Sub-Adviser”).
WHEREAS, each of the Adviser, Churchill and the Sub-Adviser are investment advisers that are registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engage in the business of providing investment management services;
WHEREAS, the Adviser has been retained to serve as the investment adviser to Nuveen Churchill Private Capital Income Fund, a Delaware statutory trust (the “Fund”), that operates as a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Adviser is responsible for the overall management of the Fund’s activity pursuant to the investment advisory agreement, dated ________, 2024, by and between the Fund and the Adviser (the “Advisory Agreement”), pursuant to which the Adviser may engage one or more investment advisers that are registered under the Advisers Act to act as sub-advisers;
WHEREAS, the Adviser has engaged Churchill to serve as a sub-adviser to the Fund and has delegated substantially all of its day-to-day portfolio-management obligations as set forth in the Advisory
Agreement to Churchill pursuant to a sub-advisory agreement, dated ________, 2024, by and between the Adviser and Churchill (the “Sub-Advisory Agreement”);
WHEREAS, the Adviser and Churchill desire to engage the Sub-Adviser to manage certain of the Fund’s liquid investments, which will be comprised of a portfolio of cash and cash equivalents, liquid fixed-income securities (including broadly syndicated loans) and other liquid credit instruments (“Liquid Investments”), subject to the terms and conditions set forth in this Agreement, and the Sub-Adviser is willing to render such services and manage the Liquid Investments, subject to the terms and conditions set forth in this Agreement.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:
1.    Duties of the Sub-Adviser.
(a)     Retention of Sub-Adviser. The Adviser and Churchill hereby engage the Sub-Adviser to manage certain of the Liquid Investment strategy of the Fund, from time to time, subject to the terms set forth herein and subject to direction and supervision of Churchill and the supervision of the Board.
(b)     Responsibilities of Sub-Adviser. If Churchill wishes for the Sub-Adviser to place orders for the purchase and sale of securities relating to the Liquid Investment strategy for the Fund pursuant to this Agreement, Churchill will, in its discretion, notify and instruct the Sub-Adviser on the parameters in accordance with which the Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place such orders for the purchase and sale of securities relating to the Liquid Investment strategy for the Fund, all on behalf of Churchill. Such notice will include, but not be limited to, the parameters of the Fund’s investment guidelines relating to its Liquid Investment strategy, the maximum amount to be invested, and any other limitation of the purchase and sale of securities relating to the Liquid Investment strategy. For the avoidance of any doubt, the percentage of the Fund’s portfolio allocated to the Liquid Investment strategy will be managed by, and be at the sole discretion of, Churchill, which may be increased or decreased from time to time.
(c)     Acceptance of Engagement. The Sub-Adviser hereby agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein. The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (i) the Fund’s investment objectives, policies and restrictions set forth in the Fund’s prospectus;

(ii) such policies, directives, regulatory restrictions and compliance policies as Churchill will, from time to time, establish or issue and communicate to the Sub-Adviser in writing; and (iii) applicable law and related regulations.
(d)    Independent Contractor Status. The Sub-Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Adviser, Churchill or the Fund in any way or otherwise be deemed an agent of the Adviser, Churchill or the Fund.
(e)     Brokerage Commissions. Subject to any directive from Churchill, the Sub-Adviser will place orders with any broker or dealer in connection with making investments for the Fund, on Churchill’s behalf hereunder. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Sub-Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, the Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Sub-Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term, subject to review by the Board from time to time with respect to the extent and continuation of such practice to determine whether the Fund benefits, directly or indirectly, from such practice.
(f)     Voting of Proxies. The Adviser and Churchill delegate to the Sub-Adviser discretionary authority of the Adviser to exercise voting rights with respect to the Liquid Investments that it manages (the “Sub-Adviser Assets”) and authorizes the Sub-Adviser to delegate further such discretionary authority to a designee identified in a notice given to the Fund, the Adviser and Churchill. The Sub-Adviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities and other investments in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, Churchill, or the Fund or take any action with respect thereto. Such authorization shall include the ability to exercise authority with regard to corporate actions affecting investments in the Sub-Adviser Assets.
The Sub-Adviser has established a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Sub-Adviser will provide Churchill, or its designee, a copy of such procedure and establish a process for the timely distribution of the Sub-Adviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by U.S. Securities and Exchange Commission (“SEC”) filings under the 1940 Act, the Securities Act of 1933, as amended, the Exchange Act of 1934, as amended, and the Sarbanes-Oxley Act of 2002, as amended, respectively.
(g)     Power and Authority. To facilitate the Sub-Adviser’s performance of its responsibilities, but subject to the restrictions contained herein and the directive of Churchill as set forth in Section 1(b), the Adviser and Churchill, on behalf of the Fund, hereby delegates to the Sub-Adviser, and the Sub-Adviser hereby accepts, the power and authority to act on behalf of the Fund to effectuate investment decisions for the Fund relating to certain of its Liquid Investment, including the execution and delivery of all documents relating to the Liquid Investments, the placing of orders for other purchase or sale transactions on behalf of the Fund relating to the Liquid Investment strategy and the transfer of cash and other assets to facilitate the arrangement of the Liquid Investments. If the Sub-Adviser deems it necessary or advisable to make, through a special purpose vehicle, any Liquid Investment it is permitted hereunder to make on behalf of the Fund, then the Sub-Adviser shall have authority to create, or arrange for the creation of, such special purpose vehicle and to make such investment through such special purpose vehicle. The Adviser and Churchill, on behalf of the Fund, but subject to the restrictions contained herein, also grant to the Sub-Adviser the power and authority to engage in all activities and transactions (and anything incidental thereto) that the Sub-Adviser reasonably deems appropriate, necessary or advisable to
2

carry out its duties pursuant to this Agreement or otherwise not in conflict with the Fifth Amended and Restated Declaration of Trust and the Third Amended and Restated Bylaws of the Fund. Any such actions taken by the Sub-Adviser on behalf of the Fund shall be in the name of the Fund.
2.    Expenses.
(a)    During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Sub-Adviser, at its sole expense, shall employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement; provided however, that the Sub-Adviser may not sub-contract or assign its duties under this Agreement to third-parties. In addition, the Fund or Churchill, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser in connection with services provided by the Sub-Adviser outside of the scope of this Agreement, specifically at the request of and on behalf of the Fund, the Adviser, or Churchill.  In such instances, the Sub-Adviser shall keep and supply to the Fund, the Adviser and/or Churchill, as applicable, reasonable records of all such expenses. For the avoidance of doubt, unless the Sub-Adviser elects to bear or waive any of the following costs (in its sole and absolute discretion), the Fund shall bear all other costs and expenses of its operations and transactions, including, without limitation, those relating to:
(i)the organization of the Fund;
(ii)    calculating net asset value (including the cost and expenses of any independent third-party valuation firm);
(iii)    expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, Churchill, the Sub-Adviser, or members of their investment teams, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights;
(iv)    fees and expenses incurred by the Adviser, Churchill, the Sub-Adviser or Churchill BDC Administration LLC (f/k/a Nuveen Churchill Administration LLC) (the “Administrator”) or an affiliate thereof payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Fund and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring the Fund’s investments and monitoring investments and portfolio companies on an ongoing basis;
(v)    any and all fees, costs and expenses incurred in connection with the incurrence of leverage and indebtedness of the Fund, including borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on the Fund’s borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for the account of the Fund and in making, carrying, funding and/or otherwise resolving investment guarantees);
(vi)    offerings, sales, and repurchases of the Fund’s shares of beneficial interest and other securities;
(vii)    fees and expenses payable under the intermediary manager agreement between the Fund and Nuveen Securities, LLC and selected dealer agreements, if any;
(viii)    investment advisory fees payable under Section 7 of the Advisory Agreement;
(ix) administration fees and expenses, if any, payable under the administration agreement by and between the Fund and the Administrator (the “Administration Agreement”) (including payments under the Administration Agreement, based upon the Fund’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including the allocable portion of the cost of the Fund’s chief financial officer and chief compliance officer, and their respective staffs);
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(x) costs incurred in connection with investor relations and Board relations;
(xi)    any applicable administrative agent fees or loan arranging fees incurred with respect to the Fund’s portfolio investments by the Adviser, Churchill, the Sub-Adviser, the Administrator or an affiliate thereof;
(xii)    any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the benefit of the Fund (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses);
(xiii)    transfer agent, dividend agent and custodial fees and expenses;
(xiv)    federal and state registration fees;
(xv)    federal, state and local taxes;
(xvi)    fees and expenses of the members of the Board who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Adviser, Churchill, the Sub-Adviser or of the Fund (each, an “Independent Trustee”), including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the Independent Trustees;
(xvii)    costs of preparing and filing reports or other documents required by the SEC, Financial Industry Regulatory Authority, Inc., U.S. Commodity Futures Trading Commission, or other regulators, and all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings related to the Fund’s activities and/or other regulatory filings, notices or disclosures of the Adviser, Churchill, the Sub-Adviser and their respective affiliates relating to the Fund and its activities;
(xviii)    costs of any reports, proxy statements or other notices to shareholders, including printing costs;
(xix)    fidelity bond, trustees and officers/errors and omissions liability insurance, and any other insurance premiums;
(xx)    direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, tax preparers and outside legal costs;
(xxi)    proxy voting expenses;
(xxii)    all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board to or on account of holders of the securities of the Fund, including in connection with the distribution reinvestment plan or the share repurchase program;
(xxiii)    costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;
(xxiv)    the allocated costs incurred by the Adviser, Churchill, the Sub-Adviser and/or the Administrator in providing managerial assistance to those portfolio companies that request it;
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(xxv)    allocable fees and expenses associated with marketing efforts on behalf of the Fund;
(xxvi)    all fees, costs and expenses of any litigation involving the Fund or its portfolio companies and the amount of any judgments or settlements paid in connection therewith, trustees and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to the Fund’s affairs;
(xxvii) fees, costs and expenses of winding up and liquidating the Fund’s assets; and

        (xxviii) all other expenses incurred by the Fund, the Adviser, Churchill, the Sub-Adviser, or the Administrator in connection with administering the Fund’s business.

    (b)    Any requests for reimbursement of expenses incurred by the Sub-Adviser reimbursable consistent with clause (a)(i)-(xxviii) above must be made in writing delivered to the Fund with a copy to the Adviser. In such instances, the Sub-Adviser shall keep and supply to the Fund and Churchill reasonable records of all such expenses.
3.    Compensation.

For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, payable monthly in arrears, 50% of the aggregate amount of the management fee payable to the Adviser under the Advisory Agreement associated with the Liquid Investments managed by the Sub-Adviser, at the direction of Churchill, pursuant to this Agreement (it being understood that such amount shall be prorated, based on the fair value of such Liquid Investments over the fair value of the total investment portfolio of the Fund as of the beginning of each calendar month).
4.    Liability and Indemnification.
(a)     The duties of the Sub-Adviser shall be confined to those expressly set forth herein. The Sub-Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Sub-Adviser) shall not be liable for any action taken or omitted to be taken by the Sub-Adviser or such other person in connection with the performance of any of its duties or obligations hereunder, except to the extent resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. As used in this Section 7(a), the term “Sub-Adviser” shall include, without limitation, the Sub-Adviser’s affiliates and the Sub-Adviser’s and its affiliates’ respective partners, shareholders, directors, members, principals, officers, employees and other agents of the Sub-Adviser.
(b)     (i) Except as set forth in clause (ii), Churchill shall indemnify the Sub-Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Sub-Adviser) (collectively, the “Indemnified Parties”), for any liability, losses, damages, costs and expenses, including reasonable attorneys’ fees and amounts reasonably paid in settlement (“Losses”), howsoever arising from, or in connection with, the Sub-Adviser’s performance of its obligations under this Agreement and (ii) Churchill shall indemnify the Indemnified Parties for any Losses arising from, or in connection with, Churchill’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of the performance of its obligations under this Agreement or the Sub-Advisory Agreement; provided, however, that in the case of clauses (i) and (ii) the Sub-Adviser shall not be indemnified for any Losses that may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.
5.    Confidentiality
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The parties hereto agree that each shall treat confidentially all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto, including all “nonpublic personal information,” as defined under the Gramm-Leach-Bliley Act of 1999 (Public law 106-102, 113 Stat. 1138), shall be used by the other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party, without the prior consent of such providing party, except that such confidential information may be disclosed to an affiliate or agent of the disclosing party to be used for the sole purpose of providing the services set forth herein. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is requested by or required to be disclosed to any governmental or regulatory authority, including in connection with any required regulatory filings or examinations, by judicial or administrative process or otherwise by applicable law or regulation.
6.    Responsibility of Dual Directors, Officers and/or Employees
If any person who is a director, officer, equityholder or employee of the Sub-Adviser or its affiliates is or becomes a trustee, officer, equityholder and/or employee of the Fund and acts as such in any business of the Fund, then such trustee, officer, equityholder and/or employee of the Sub-Adviser or its affiliates shall be deemed to be acting in such capacity solely for the Fund, and not as a director, officer, equityholder or employee of the Sub-Adviser or its affiliates or under the control or direction of the Sub-Adviser or its affiliates, even if paid by the Sub-Adviser.
7.    Duration and Termination of Agreement.
(a)     This Agreement shall become effective as of the effective date of the Advisory Agreement (the “Effective Date”). This Agreement may be terminated at any time, without the payment of any penalty, upon 120 days’ written notice, by (i) the Adviser or Churchill, if the Board or a “majority of the outstanding voting securities” (as such term is defined in Section 2(a)(42) of the 1940 Act) of the Fund determines that this Agreement should be terminated, or (ii) the Sub-Adviser. The provisions of Section 7 of this Agreement shall remain in full force and effect, and the Sub-Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Sub-Adviser shall be entitled to any amounts owed under Section 6 through the date of termination or expiration.
(b)     Unless earlier terminated pursuant to clause (a) above, this Agreement shall continue in effect for two years from the Effective Date and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Independent Trustees in accordance with the requirements of the 1940 Act.
(c)     This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).
8.    Services Not Exclusive.
Nothing in this Agreement shall prevent the Sub-Adviser or any member, manager, officer, employee, agent or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its members, managers, officers, employees, agents or other affiliates from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting. For the avoidance of doubt, the Adviser, Churchill and the Sub-Adviser (or either of their respective affiliates) may enter into one or more agreements pursuant to which the Sub-Adviser and/or its affiliates and their personnel may be restricted in their investment management activities. The Sub-Adviser or any member, manager, officer, employee, agent or other affiliate thereof may allocate their time between advising the Fund and managing other investment activities and business activities in which they may be involved.
9.    Notices.
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Any notices and other writings contemplated by this Agreement shall be delivered to the other party by (i) first class postage prepaid, (ii) a nationally recognized overnight courier or (iii) electronic mail. All such notices shall be addressed, as follows:

If to the Adviser or Churchill:    Churchill Asset Management LLC
                8500 Andrew Carnegie Blvd
Charlotte, NC 28262
Attn: John McCally, General Counsel
Email: john.mccally@churchillam.com

If to the Sub-Adviser:        Nuveen Asset Management, LLC
8500 Andrew Carnegie Blvd
Charlotte, NC 28262
Attn: Jennifer Johnson, Associate General Counsel
Email: jennifer.johnson@nuveen.com

If to the Fund:            Nuveen Churchill Private Capital Income Fund
            375 Park Avenue, 9th Floor
            New York, NY 10152
            Attn: Marissa Short, Controller
            Email: marissa.short@churchillam.com
10.    Amendments of this Agreement.
This Agreement may be amended by mutual consent of the parties, subject to the requirements of applicable law.
11.    Entire Agreement; Governing Law.
This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of New York and in accordance with the applicable provisions of the 1940 Act. In such case, to the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the 1940 Act, the latter shall control.
12.     Miscellaneous.
The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.
13.     Counterparts.
This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

CHURCHILL PCIF ADVISOR LLC

By:
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Name:    John D. McCally
Title:    Senior Managing Director, Secretary and General Counsel

CHURCHILL ASSET MANAGEMENT LLC

By:

Name:    John D. McCally
Title:    Senior Managing Director, Secretary and General Counsel

NUVEEN ASSET MANAGEMENT, LLC

By:

Name:    John D. McCally
Title:    Senior Managing Director and Associate General Counsel

[Signature Page to PCAP - Investment Sub-Advisory Agreement (Nuveen Asset Management)]